   AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON January 31, 1996

                                                              File No. 33-______
                                                              File No. 811-_____
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-1A

                        REGISTRATION STATEMENT UNDER THE
                              SECURITIES ACT OF 1933          /X/

                                      and

                       REGISTRATION STATEMENT UNDER THE
                        INVESTMENT COMPANY ACT OF 1940        /X/

                                 TURNER FUNDS
              (Exact Name of Registrant as Specified in Charter)

                         c/o The CT Corporation System
                                2 Oliver Street
                          Boston, Massachusetts 02109
              (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES, ZIP CODE)

       Registrant's Telephone Number, including Area Code (610) 251-0268

                              Mr. Stephen Darby
                       Turner Investment Partners, Inc.
                         1235 Westlakes Dr. Suite 350
                       Berwyn, Pennsylvania 19312-2414
                    (Name and Address of Agent for Service)

                                  Copies to:

     JAMES W. JENNINGS, ESQUIRE              JOHN H. GRADY, JR., ESQUIRE
     MORGAN, LEWIS & BOCKIUS LLP             MORGAN, LEWIS & BOCKIUS LLP
     2000 ONE LOGAN SQUARE                   1800 M STREET, NW
     PHILADELPHIA, PENNSYLVANIA  19103       WASHINGTON, DC  20036
________________________________________________________________________________
          /X/      Approximate date of Proposed Public Offering:
                        As soon as practicable after the
                 effective date of this Registration Statement

________________________________________________________________________________
Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as the Commission acting pursuant to said Section 8(a) may determine.

Pursuant to the provisions of Rule 24f-2 under the Investment Act of 1940, an indefinite number of units of beneficial interest is being registered by this Registration Statement.

________________________________________________________________________________

                                 TURNER FUNDS
                             CROSS REFERENCE SHEET


N-1A ITEM NO.                                                                      LOCATION
------------------------------------------------------------------------------------------------------------------------------------

PART A -

 Item 1.                    Cover Page                                      Cover Page
 Item 2.                    Synopsis                                        Summary; Expense Summary
 Item 3.                    Condensed Financial Information                 Financial Highlights
 Item 4.                    General Description of Registrant               The Trust and the Funds; Investment Objectives;
                                                                            Investment Policies; Risk Factors; Investment
                                                                            Limitations; General Information - The Trust
 Item 5.                    Management of the Fund                          General Information-Trustees of the Trust; The
                                                                            Adviser; The Administrator; The Transfer Agent;
                                                                            The Distributor; Portfolio Transactions;
                                                                            Expense Summary
 Item 5A.                   Management's Discussion of Fund                 **
                            Performance
 Item 6.                    Capital Stock and Other Securities              General Information-Voting Rights; General
                                                                            Information-Shareholder Inquiries; General
                                                                            Information-Dividends and Distributions; Taxes
 Item 7.                    Purchase of Securities Being Offered            Purchase and Redemption of Shares
 Item 8.                    Redemption or Repurchase                        Purchase and Redemption of Shares
 Item 9.                    Pending Legal Proceedings                       *

 PART B -

 Item 10.                   Cover Page                                      Cover Page
 Item 11.                   Table of Contents                               Table of Contents
 Item 12.                   General Information and History                 The Trust
 Item 13.                   Investment Objectives and Policies              Investment Objectives (Prospectus); Investment
                                                                            Policies (Prospectus); Investment Limitations
 Item 14.                   Management of the Registrant                    General Information - Trustees of the Trust
                                                                            (Prospectus); Trustees and Officers of the
                                                                            Trust; The Administrator
 Item 15.                   Control Persons and Principal                   Trustees and Officers of the Trust;
                            Holders of Securities                           5% Shareholders
 Item 16.                   Investment Advisory and Other                   The Adviser (Prospectus and Statement of Additional
                            Services                                        Information); The Administrator Prospectus
                                                                            and Statement of  Additional Information
                                                                            The Distributor (Prospectus and
                                                                            Statement of Additional Information);
                                                                            The Transfer Agent (Prospectus); General
                                                                            Information - Counsel and Independent Public
                                                                            Accountants (Prospectus); Experts; General
                                                                            Information - Custodian (Prospectus)
 Item 17.                   Brokerage Allocation                            Portfolio Transactions (Prospectus); Portfolio
                                                                            Transactions
 Item 18.                   Capital Stock and Other Securities              Description of Shares

 Item 19.                   Purchase, Redemption, and Pricing               Purchase and Redemption of Shares
                            of Securities Being Offered                     (Prospectus); Purchase and Redemption of
                                                                            Shares; Determination
                                                                            of Net Asset Value;
 Item 20.                   Tax Status                                      Taxes (Prospectus); Taxes
 Item 21.                   Underwriters                                    The Distributor
 Item 22.                   Calculation of Performance Data                 Computation of Yield and Total Return

Item 23.           Financial Statements                  Financial Information

Part C -

          Information required to be included in Part C is set forth under the appropriate item, so numbered, in Part C of this Registration Statement.

* Not Applicable

                                 TURNER FUNDS

                              Investment Adviser:
                       TURNER INVESTMENT PARTNERS, INC.


The Turner Funds (the "Trust") provides a convenient and economical means of investing in professionally managed portfolios of securities. This Prospectus offers shares of the following mutual funds (each a "Fund" and, together, the "Funds"), each of which is a separate series of the Trust:


                              GROWTH EQUITY FUND
                               FIXED INCOME FUND
                                SMALL CAP FUND


This Prospectus concisely sets forth the information about the Trust and the Funds that a prospective investor should know before investing. Investors are advised to read this Prospectus and retain it for future reference. A Statement of Additional Information dated ___________, 1996 has been filed with the Securities and Exchange Commission and is available without charge by calling 1-800-________. The Statement of Additional Information is incorporated into this Prospectus by reference.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


___________, 1996

                               TABLE OF CONTENTS

Summary..................................................................   3
Expense Summary..........................................................   5
Financial Highlights.....................................................   7
The Trust and the Funds..................................................   9
Investment Objectives....................................................   9
Investment Policies......................................................   9
Risk Factors.............................................................  11
Investment Limitations...................................................  13
The Adviser..............................................................  13
The Administrator........................................................  14
The Transfer Agent.......................................................  15
The Distributor..........................................................  15
Portfolio Transactions...................................................  15
Purchase and Redemption of Shares........................................  15
Performance..............................................................  18
Taxes....................................................................  19
General Information......................................................  20
Description of Permitted Investments and Risk Factors....................  22

                                    SUMMARY

The following provides basic information about the Growth Equity Fund (the "Growth Equity Fund"), Fixed Income Fund (the "Fixed Income Fund") and Small Cap Fund (the "Small Cap Fund") (each a "Fund" and, collectively, the "Funds"). The Funds are the three mutual funds comprising the Turner Funds (the "Trust").
This summary is qualified in its entirety by reference to the more detailed information provided else where in this Prospectus and in the Statement of Additional Information.

WHAT IS EACH FUND'S INVESTMENT OBJECTIVE AND PRIMARY POLICIES?

The Growth Equity Fund seeks capital appreciation. It invests in a diversified portfolio of common stocks that, in the Adviser's opinion, have strong earnings growth potential.

The Small Cap Fund seeks capital appreciation. It invests primarily in a diversified portfolio of common stocks of issuers with market capitalizations of not more than $1 billion that the Adviser believes offer strong earnings growth potential.

The Fixed Income Fund seeks total return through both current income and capital appreciation. It invests primarily in fixed income securities of varying maturities.

WHAT ARE THE RISKS INVOLVED WITH INVESTING IN THE FUNDS? The investment policies of each Fund entail certain risks and considerations of which investors should be aware. Each Fund invests in securities that fluctuate in value, and investors should expect each Fund's net asset value per share to fluctuate in value. The value of equity securities in which the Growth Equity and Small Cap Funds invest may be affected by the financial markets as well as by developments impacting specific issuers. The values of fixed income securities tend to vary inversely with interest rates and may be affected by market and economic factors as well as by developments impacting specific issuers. In addition, the Fixed Income Fund may invest in fixed income securities that have speculative characteristics.

For more information about each Fund, see "Investment Objectives," "Investment Policies," "Risk Factors," and "Description of Permitted Investments and Risk Factors."

WHO IS THE ADVISER? Turner Investment Partners, Inc. (the "Adviser") serves as the investment adviser to each Fund. See "Expense Summary" and "The Adviser."

WHO IS THE ADMINISTRATOR? SEI Financial Management Corporation (the "Administrator") serves as the administrator and shareholder servicing agent for the Funds. See "Expense Summary" and "The Administrator."

WHO IS THE DISTRIBUTOR? SEI Financial Services Company (the "Distributor") serves as the distributor of the Funds' shares. See "The Distributor."

WHO IS THE TRANSFER AGENT? DST Systems, Inc. serves as the transfer agent and dividend disbursing agent for the Trust. See "The Transfer Agent."

IS THERE A SALES LOAD?  No, shares of each Fund are offered on a no-load basis.

IS THERE A MINIMUM INVESTMENT? Each Fund has a minimum initial investment of $100,000, which the Distributor may waive at its discretion.

HOW DO I PURCHASE AND REDEEM SHARES? Purchases and redemptions may be made through the Transfer Agent on each day that the New York Stock Exchange is open for business ("Business Day"). A purchase order will be effective as of the Business Day received by the Transfer Agent if the Transfer Agent receives the order and payment, by check or in readily available funds, prior to 4:00 p.m. Eastern time. Redemption orders received by the Transfer Agent prior to 4:00 p.m. Eastern time on any Business Day will be effective that day. The purchase and redemption price for shares is the net asset value per share determined as of the end of the day the order is effective. See "Purchase and Redemption of Shares."

HOW ARE DISTRIBUTIONS PAID? Each Fund distributes substantially all of its net investment income (exclusive of capital gains) in the form of periodic dividends. Any capital gain is distributed at least annually. Distributions are paid in additional shares unless the shareholder elects to take the payment in cash. See "Dividends and Distributions."

                                EXPENSE SUMMARY

SHAREHOLDER TRANSACTION EXPENSES
--------------------------------------------------------------------------------
Sales Load Imposed on Purchases........................................... None
Sales Load Imposed on Reinvested Dividends................................ None
Deferred Sales Load....................................................... None
Redemption Fees (1)....................................................... None
Exchange Fees............................................................. None

________________________________________________________________________________
(1) A wire redemption charge, currently $10.00, is deducted from the amount of a Federal Reserve wire redemption payment made at the request of a shareholder.

ANNUAL OPERATING EXPENSES                     GROWTH       SMALL         FIXED
(as a percentage of average net assets)    EQUITY FUND   CAP FUND     INCOME FUND
---------------------------------------------------------------------------------
Advisory Fees (after fee waivers)              .75%        .55% (1)     .05% (1)
12b-1 Fees                                     None        None         None
Other Expenses                                 .28% (2)     70% (3)     .70% (4)

----------------------------------------------------------------------------------
Total Operating Expenses
(after fee waivers)                            1.03% (2)   1.25%        .75%

----------------------------------------------------------------------------------

(1) The Adviser has agreed, on a voluntary basis, to waive its advisory fee for the Small Cap and Fixed Income Funds to the extent necessary to keep the "Total Operating Expenses" of the Funds from exceeding 1.25% and .75%, respectively. The Adviser reserves the right to terminate its waivers at any time in its sole discretion. Absent such waivers, Advisory Fees for the Small Cap Fund and Fixed Income Fund would be 1.00% and .50%, respectively and Total Operating Expenses would be 1.70% and 1.20%, respectively.

(2) "Other Expenses" for the current fiscal year do not reflect the Adviser's use of arrangements whereby certain broker-dealers have agreed to pay certain expenses of the Growth Equity Fund in return for the direction of a percentage of the Fund's brokerage transactions. As a result of these arrangements, the amount of "Other Expenses" and "Total Operating Expenses" deducted from the Fund's assets was .19% and .94%, respectively.

(3) "Other Expenses" have been restated to reflect the anticipated expenses of the Small Cap Fund for the current year.

(4) "Other Expenses" for the Fixed Income Fund are estimated for the current fiscal year.

EXAMPLE

-------------------------------------------------------------------------------------------------------
                                                               1 year  3 years  5 years  10 years
-------------------------------------------------------------------------------------------------------
You would pay the following expenses on a $1,000 investment
in a Fund assuming (1) 5% annual return and (2) redemption
at the end of each time period.

                                   Growth Equity Fund          $ 11    $ 33     $ 57     $126
                                   Fixed Income Fund           $  8    $ 24       --       --
                                   Small Cap Fund              $ 13    $ 40     $ 69     $151
-------------------------------------------------------------------------------------------------------

THE EXAMPLE IS BASED UPON TOTAL OPERATING EXPENSES OF EACH FUND AFTER WAIVERS AND REIMBURSEMENTS AS SHOWN IN THE EXPENSE TABLE. THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN. The purpose of the expense table and example is to assist the investor in understanding the various costs and expenses that may be directly or indirectly borne by shareholders of the Funds. Additional information may be found under "The Adviser" and "The Administrator."

FINANCIAL HIGHLIGHTS

The following information concerning the Growth Equity Fund relates to a period of time when the assets of the Growth Equity Fund were maintained by the Turner Growth Equity Fund of The Advisors' Inner Circle Fund. The Growth Equity Fund acquired all of the assets and liabilities of the Turner Growth Equity Fund on ______________, 1996. All references herein to the Growth Equity Fund shall be deemed to include the Turner Growth Equity Fund.

For a Share Outstanding Throughout the Period:

------------------------------------------------------------------------------------------------------
                                                   11/01/94       11/01/93    11/01/92    03/11/92(1)
                                                      TO             TO          TO          TO
                                                   10/31/95       10/31/94    10/31/93    10/31/92
-----------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD.......     $12.46         $13.12      $10.40      $10.00
-----------------------------------------------------------------------------------------------------
Income From Investment Operations:
     Net Investment Income ................       0.10           0.10        0.09        0.03
     Net Realized and Unrealized
     Gain (Loss) on Investments............       2.52          (0.66)       2.72        0.40
-----------------------------------------------------------------------------------------------------
Total From Investment Operations...........       2.62          (0.56)       2.81        0.43
-----------------------------------------------------------------------------------------------------
Less Distributions:
Dividends From Net Investment Income.......      (0.11)         (0.10)      (0.09)      (0.03)
  Total Distributions......................      (0.11)         (0.10)      (0.09)      (0.03)
-----------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD.............     $14.97         $12.46      $13.12      $10.40
-----------------------------------------------------------------------------------------------------
TOTAL RETURN...............................      21.15%         (4.28)%     27.08%       6.95%*
-----------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End Of Period (000)............       $115,819       $112,959    $53,327   $7,781
Ratios Of Expenses To Average Net Assets...       0.94%(2)       0.95%       1.00%      1.44%*

Ratio Of Expenses To Average Net Assets           0.94%(2)       1.08%       1.52%      2.55%*
 Excluding Fee Waivers.....................
Ratio Of Net Investment Income To Average         0.78%(2)       0.86%       0.80%      0.73%*
 Net Assets................................
Ratio Of Net Investment Income to                 0.78%(2)       0.73%       .028%     (0.38)%*
 Average Net Assets Excluding Fee Waivers..
Portfolio Turnover Rate....................     177.86         164.81%     88.35%     205.00%
=====================================================================================================

*  Annualized
(1)  The Turner Growth Equity Fund commenced operations on March 11, 1992.
(2) Absent the Turner Growth Equity Fund's participation in a directed brokerage program, the Ratios of Expenses to Average Net Assets (with and without waivers) and the Ratios of Net Investment Income to Average Net Assets (with and without waivers) were 1.03% and .69%, respectively.

FINANCIAL HIGHLIGHTS

The following information concerning the Small Cap Fund relates to a period of time when the assets of the Small Cap Fund were maintained by the Turner Small Cap Fund of The Advisors' Inner Circle Fund. The Small Cap Fund acquired all of the assets and liabilities of the Turner Small Cap Fund on ______________, 1996. All references herein to the Small Cap Fund shall be deemed to include the Turner Small Cap Fund.

For a Share Outstanding Throughout the Period:

-------------------------------------------------------------------------------------------------
                                                11/01/94                            02/07/94(1)
                                                  TO                                  TO
                                                10/31/95                            10/31/94
-------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD.........  $10.90                               $10.00
-------------------------------------------------------------------------------------------------
Income From Investment Operations:
     Net Investment Income (Loss)............   (0.06)                               (0.02)
     Net Realized and Unrealized
     Gain (Loss) on Investments..............    5.24                                 0.92
-------------------------------------------------------------------------------------------------
Total From Investment Operations.............   $5.18                                  .90
-------------------------------------------------------------------------------------------------
Less Distributions:                                                                   --
Dividends From Net Investment Income.........
       Total Distributions...................                                         --
-------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD...............  $16.08                               $10.90
-------------------------------------------------------------------------------------------------
TOTAL RETURN.................................   47.52%                               12.35%*
-------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End Of Period (000).............. $13,072                               $4,806
Ratios Of Expenses To Average Net Assets.....    1.25%                                 1.09%*

Ratio Of Expenses To Average Net Assets          2.39%                                 4.32%*
   Excluding Fee Waivers.....................

Ratio Of Net Investment Income To Average       (0.68)%                               (0.27)%*
   Net Assets................................
Ratio Of Net Investment Income to               (1.82)%                               (3.50)%*
   Average Net Assets Excluding Fee Waivers..
Portfolio Turnover Rate......................  183.49%                               173.92%
=================================================================================================

*  Annualized
(1)  The Turner Small Cap Fund commenced operations on February 7, 1994.

THE TRUST AND THE FUNDS

The Turner Funds (the "Trust") offers shares in three separately-managed mutual funds, each of which is a separate series of the Trust. Each share of each mutual fund represents an undivided, proportionate interest in that mutual fund. This Prospectus offers shares of the Trust's Turner Growth Equity Fund (the "Growth Equity Fund"), Turner Fixed Income Fund (the "Fixed Income Fund"), and Turner Small Cap Fund (the "Small Cap Fund") (each a "Fund" and, together, the "Funds").

INVESTMENT OBJECTIVES

GROWTH EQUITY FUND -- The Growth Equity Fund seeks capital appreciation.

FIXED INCOME FUND -- The Fixed Income Fund seeks total return through current income and capital appreciation.

SMALL CAP FUND -- The Small Cap Fund seeks capital appreciation.

There can be no assurance that any Fund will achieve its investment objective.

INVESTMENT POLICIES

GROWTH EQUITY FUND

The Growth Equity Fund invests, as fully as practicable, in a portfolio of common stocks that Turner Investment Partners, Inc. (the "Adviser") believes to have potential for strong growth in earnings and to be reasonably valued at the time of purchase. The Fund seeks to purchase securities that are well diversified across industry sectors and to maintain sector concentrations that approximate the sector weightings of the Standard and Poor's ("S&P") 500 Composite Stock Price Index (or such other appropriate index selected by the Adviser). The Fund may invest in warrants and rights to purchase common stocks, and may invest up to 10% of its total assets in American Depository Receipts ("ADRs"). The Fund only will purchase securities that are traded on registered exchanges or the over-the-counter market in the United States.

FIXED INCOME FUND

The Fixed Income Fund invests in a portfolio of fixed income securities of varying levels of quality and maturity. The Fund purchases investment grade fixed income securities that, in the Adviser's opinion, are undervalued in the market. To determine a security's fair market value, the Adviser will focus on the yield and credit quality of particular securities based upon third-party evaluations of quality as well as the Adviser's own research and analysis of the issuer. The Adviser will attempt to diversify the Fund's holdings across the yield curve by holding short, intermediate and long-term securities. Normally, the Fund will maintain a dollar-weighted average portfolio duration that approximates the average duration range of the Fund's benchmark index, the Lehman Brothers Aggregate Bond Index. The Adviser may increase or decrease this average weighted duration when, in the Adviser's opinion, market conditions warrant.

The Fund will purchase the following types of securities if, at the time of purchase, such securities either have been classified as investment grade by a nationally recognized statistical rating organization ("NRSRO") or are determined by the Adviser to be of comparable quality: (i) obligations issued or guaranteed as to principal and interest by the U.S. Government or its agencies or instrumentalities ("U.S. Government securities"); (ii) corporate bonds and debentures of U.S. and foreign issuers rated in one of the four highest rating categories; (iii) privately issued mortgage-backed securities rated in the highest rating category; (iv) asset-backed securities rated in the two highest rating categories; (v) receipts evidencing separately traded interest and principal component parts of U.S. Government obligations ("Receipts"); (vi) commercial paper rated in one of the two highest rating categories; (vii) obligations of U.S. commercial banks and savings and loan institutions that have net assets of at least $500 million as of the end of their most recent fiscal year ("bank obligations"); (viii) obligations issued or guaranteed by the government of Canada; (ix) obligations of supranational entities rated in one of the four highest rating categories; (x) loan participations; (xi) repurchase agreements involving any of the foregoing securities; and (xii) shares of other investment companies. Investment grade bonds include securities rated BBB by S&P or Baa by Moody's Investors Service, Inc. ("Moody's"), which may be regarded as having speculative characteristics as to repayment of principal.

The Fund may invest in variable and floating rate obligations and in convertible debt securities.

SMALL CAP FUND

The Small Cap Fund invests primarily in a diversified portfolio of common stocks of issuers with market capitalizations of not more than $1 billion at the time of purchase, that the Adviser believes to have strong earnings growth potential. Under normal market conditions, the Fund will maintain an average market capitalization of less than $1 billion. The Fund seeks to purchase securities that are well diversified across industry sectors and to maintain sector concentrations that approximate the sector weightings comprising the Russell 2500 Index (or such other appropriate index selected by the Adviser), and may also invest in warrants and rights to purchase common stocks. The Fund may invest up to 10% of its total assets in ADRs. The Fund only will purchase securities that are traded on registered exchanges or the over-the-counter market in the United States.

ALL FUNDS

Each Fund may purchase securities on a when-issued basis.

Each Fund may invest up to 15% of its net assets in illiquid securities.

Each Fund may, in order to maintain liquidity, or if the Adviser determines that securities meeting the Fund's investment policies are not reasonably available for purchase, or for temporary defensive purposes, invest up to 100% of its total assets in money market instruments (including U.S. Government securities, bank obligations, commercial paper rated in the highest rating category by an NRSRO, repurchase agreements involving the foregoing securities, and shares of money market investment companies and in cash).

For a further description of these types of obligations or transactions, see "Description of Permitted Investments and Risk Factors" and the Statement of Additional Information.

RISK FACTORS

EQUITY SECURITIES -- Investments in equity securities in general are subject to market risks that may cause their prices to fluctuate over time. The value of securities convertible into equity securities, such as warrants or convertible debt, is also affected by prevailing interest rates, the credit quality of the issuer and any call provision. Fluctuations in the value of equity securities in which a fund invests will cause the net asset value of that fund to fluctuate. An investment in such funds may be more suitable for long-term investors who can bear the risk of short-term principal fluctuations.

The Small Cap Fund invests to a significant degree in equity securities of smaller companies. While the Adviser intends to invest the Fund's assets in companies that the Adviser's research indicates should, over the long term, provide significant growth potential, any investment in smaller capitalization companies involves greater risk than that customarily associated with investments in larger, more established companies. This increased risk may be due to the greater business risks of smaller size, limited markets and financial resources, narrow product lines and lack of depth of management. The securities of smaller companies are often traded in the over-the-counter market and if listed on a national securities exchange may not be traded in volumes typical for that exchange. Thus, the securities of smaller companies are likely to be less liquid, and subject to more abrupt or erratic market movements than securities of larger, more established growth companies.

FIXED INCOME SECURITIES -- The market value of the fixed income investments will change in response to interest rate changes and other factors. During periods of fall-ing interest rates, the values of outstanding fixed income securities generally rise. Conversely, during periods of rising interest rates, the values of such securities generally decline. Moreover, while securities with longer maturities tend to produce higher yields, the prices of longer maturity securities are also subject to greater market fluctuations as a result of changes in interest rates. Changes by recognized agencies in the rating of any fixed income security and in the ability of an issuer to make payments of interest and principal also affect the value of these investments. Changes in the value of these securities will not necessarily affect cash income derived from these securities, but will affect the investing Fund's net asset value.

SECURITIES OF FOREIGN ISSUERS -- Investments in the securities of foreign issuers may subject a Fund to investment risks that differ in some respects from those related to investments in securities of U.S. issuers. Such risks include future adverse political and economic developments, possible imposition of withholding taxes on income, possible seizure, nationalization or expropriation of foreign deposits, possible establishment of exchange controls or taxation at the source or greater fluctuation in value due to changes in exchange rates. Foreign issuers of securities often engage in business practices different from those of domestic issuers of similar securities, and there may be less information publicly available about foreign issuers. In addition, foreign issuers are, generally speaking, subject to less government supervision and regulation than are those in the United States.

PORTFOLIO TURNOVER -- The annual portfolio turnover rate for the Growth Equity Fund for the fiscal period ended October 31, 1995, was 177.86%. The annual portfolio turnover rate for the Small Cap Fund for the fiscal period ended October 31, 1995, was 183.49%. An annual portfolio turnover rate in excess of 100% may result from the Adviser's investment strategy of focusing on earnings potential and disposing of securities when the Adviser believes that their earnings potential has diminished, or may result from the Adviser's maintenance of appropriate issuer diversification. Portfolio turnover rates in excess of 100% may result in higher transaction costs, including brokerage commissions, and higher levels of taxable capital gain. See "Taxes."

INVESTMENT LIMITATIONS

The investment objective of each Fund and certain of the investment limitations set forth here and in the Statement of Additional Information are fundamental policies of that Fund. Fundamental policies cannot be changed with respect to a Fund without the consent of the holders of a majority of that Fund's outstanding shares.

1. No Fund may (i) purchase securities of any issuer (except securities issued or guaranteed by the United States Government, its agencies or instrumentalities and repurchase agreements involving such securities) if, as a result, more than 5% of the total assets of the Fund would be invested in the securities of such issuer; or

(ii) acquire more than 10% of the outstanding voting securities of any one issuer. This restriction applies to 75% of each Fund's total assets.

2. No Fund may purchase any securities which would cause more than 25% of the total assets of the Fund to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that this limitation does not apply to investments in obligations issued or guaranteed by the U.S. Government or its agencies and instrumentalities and repurchase agreements involving such securities.

3. No Fund may borrow money in an amount exceeding 331/3% of the value of its total assets, provided that, for purposes of this limitation, investment strategies which either obligate a Fund to purchase securities or require a Fund to segregate assets are not considered to be borrowings. Except where a Fund has borrowed money for temporary purposes in amounts not exceeding 5% of its total assets, asset coverage of at least 300% is required for all borrowings.

The foregoing percentages will apply at the time of the purchase of a security.

THE ADVISER

Turner Investment Partners, Inc. is a professional investment management firm founded in March, 1990. Robert Turner is the Chairman and controlling shareholder of the Adviser. As of December 31, 1995, the Adviser had discretionary management authority with respect to approximately $2.5 billion of assets. The Adviser has provided investment advisory services to investment companies since 1992. The principal business address of the Adviser is 1235 Westlakes Drive, Suite 350, Berwyn, Pennsylvania 19312.

The Adviser serves as the investment adviser for each Fund under an investment advisory agreement (the "Advisory Agreement"). Under the Advisory Agreement, the Adviser makes the investment decisions for the assets of each Fund and contin uously reviews, supervises and administers each Fund's investment program, subject to the supervision of, and policies established by, the Trustees of the Trust.

For its services, the Adviser is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of .75% of the average daily net assets of the Growth Equity Fund, .50% of those of the Fixed Income Fund and 1.00% of those of the Small Cap Fund. The advisory fees for the Growth Equity Fund and Small Cap Fund are higher than those paid by most other investment companies, but the Adviser believes that they are comparable to the investment advisory fees paid by other investment companies with comparable investment objectives and policies. The Adviser has voluntarily agreed to waive all or a portion of its fee and to reimburse expenses of the Fixed Income and Small Cap Funds in order to limit their total operating expenses (as a percentage of average daily net assets on an annualized basis) to not more than 0.75% and 1.25%, respectively. The Adviser reserves the right, in its sole discretion, to terminate these voluntary fee waivers and reimbursements at any time.

Robert Turner, CFA, Chairman and Chief Investment Officer of the Adviser, has managed the Growth Equity Fund since its inception. Mr. Turner founded Turner Investment Partners, Inc. in 1990. Prior to 1990, he was Senior Investment Manager with Meridian Investment Company. He has 15 years of investment experience.

William H. Chenoweth, CFA, Senior Equity Portfolio Manager of the Adviser, manages the Small Cap Fund. Mr. Chenoweth joined Turner Investment Partners, Inc. in 1993. Prior to 1993, he was Second Vice President with Jefferson-Pilot Corporation. He has 11 years of investment experience.

Mark Turner, President and Director of Fixed Income Management of the Adviser, is the manager of the Fixed Income Fund. Mr. Turner joined Turner Investment Partners, Inc. in 1990. Prior to 1990, he was Vice President and Senior Portfolio Manager with First Maryland Asset Management. He has 14 years of investment experience.

THE ADMINISTRATOR

SEI Financial Management Corporation (the "Administrator"), a wholly-owned subsidiary of SEI Corporation ("SEI"), provides the Trust with administrative services, including regulatory reporting and all necessary office space, equipment, personnel, and facilities.

For these administrative services, the Administrator is entitled to a fee from each Fund, which is calculated daily and paid monthly, at an annual rate of ___% of that Fund's average daily net assets up to $__ million and ___% of such assets in excess of $__ million.

The Administrator also serves as shareholder servicing agent for the Trust under a shareholder servicing agreement with the Trust.

THE TRANSFER AGENT

DST Systems, Inc., [ADDRESS], Kansas City, Missouri 64105 (the "Transfer Agent") serves as the transfer agent and dividend disbursing agent for the Trust under a transfer agency agreement with the Trust.

THE DISTRIBUTOR

SEI Financial Services Company (the "Distributor"), 680 East Swedesford Road, Wayne, Pennsylvania 19087-1658, a wholly-owned subsidiary of SEI, acts as the Trust's distributor pursuant to a distribution agreement (the "Distribution Agreement"). No compensation is paid to the Distributor for its distribution services. Certain broker-dealers assist their clients in the purchase of shares from the Distributor and charge a fee for this service in addition to a Fund's public offering price.

PORTFOLIO TRANSACTIONS

Each Fund may execute brokerage or other agency transactions through the Distributor for which the Distributor may receive usual and customary compensation. The Adviser may direct commission business for the Growth Equity Fund to designated broker-dealers (including the Distributor) in connection with such broker-dealers' payment of certain Growth Equity Fund expenses.

Since shares of the Funds are not marketed through intermediary broker-dealers, no Fund has a practice of allocating brokerage or effecting principal transactions with broker-dealers on the basis of sales of shares which may be made through such firms. However, the Adviser may place orders for any Fund with qualified broker-dealers who refer clients to that Fund.

PURCHASE AND REDEMPTION OF SHARES

Investors may purchase and redeem shares of each Fund directly through the Transfer Agent, [ADDRESS], Kansas City, Missouri 64105, by mail or wire transfer. All shareholders may place orders by telephone; when market conditions are extremely busy, it is possible that investors may experience difficulties placing orders by telephone and may wish to place orders by mail. Purchases and redemptions of shares of the Fund may be made on any Business Day. Shares of each Fund are offered only to residents of states in which such shares are eligible for purchase.

The minimum initial investment in any Fund is $100,000, and subsequent purchases must be at least $10,000. The Distributor may waive these minimums at its discretion. No minimum applies to subsequent purchases effected by dividend reinvestment.

PURCHASES BY MAIL

An account may be opened by mailing a check or other negotiable bank draft (payable to the name of the appropriate Fund) for $100,000 or more, together with a completed Account Application to the Transfer Agent, [ADDRESS], Kansas City,

Missouri 64105. Subsequent investments may also be mailed directly to the Transfer Agent.

PURCHASES BY WIRE TRANSFER

Shareholders having an account with a commercial bank that is a member of the Federal Reserve System may purchase shares of the Fund by requesting their bank to transmit funds by wire to: United Missouri Bank of Kansas, N.A.; ABA #[____________]; for Account Number [__________]; Further Credit: [___________
FUND].  The shareholder's name and account number must be specified in the wire.

Initial Purchases: Before making an initial investment by wire, an investor must first telephone 1-800-_______ to be assigned an account number. The investor's name, account number, taxpayer identification number or Social Security number, and address must be specified in the wire. In addition, an Account Application should be promptly forwarded to: DST Systems, Inc., [ADDRESS], Kansas City, Missouri 64105.

Subsequent Purchases: Additional investments may be made at any time through the wire procedures described above, which must include a shareholder's name and account number. The investor's bank may impose a fee for investments by wire. [SUBSEQUENT PURCHASES MAY ALSO BE MADE BY WIRE THROUGH THE AUTOMATED CLEARING HOUSE ("ACH").]

GENERAL INFORMATION REGARDING PURCHASES

A purchase order will be effective as of the day received by the Transfer Agent if the Transfer Agent receives the order and payment before 4:00 p.m., Eastern time. Payment may be made by check or readily available funds. The purchase price of shares of any Fund is that Fund's net asset value per share next determined after a purchase order is effective. Purchases will be made in full and fractional shares of each Fund calculated to three decimal places. The Trust will not issue certificates representing shares of any Fund.

If a check received for the purchase of shares does not clear, the purchase will be canceled, and the investor could be liable for any losses or fees incurred. The Trust reserves the right to reject a purchase order when the Trust determines that it is not in the best interest of the Trust or its shareholders to accept such order.

EXCHANGES

Shareholders of each Fund may exchange their shares for shares of the other Funds that are then offering their shares to the public. Exchanges are made at net asset value. An exchange is considered a sale of shares and may result in capital gain or loss for federal income tax purposes. The shareholder must have received a current prospectus for the new Fund before any exchange will be effected, and the exchange privilege may be exercised only in those states where shares of the new Fund may legally be sold. If the Transfer Agent receives exchange instructions in writing or by telephone (an "Exchange Request") in good order by 4:00 p.m. on any Business Day, the exchange will be effected that day. The liability of the Fund or the Transfer Agent for fraudulent or unauthorized telephone instructions may be limited as described below. The Trust reserves the right to modify or terminate this exchange offer on 60 days' notice.

REDEMPTIONS

Redemption orders received by the Transfer Agent prior to 4:00 p.m., Eastern time on any Business Day will be effective that day. To redeem shares of the Fund, shareholders must place their redemption orders with the Transfer Agent prior to 4:00 p.m., Eastern time, on any Business Day. The redemption price of shares of any Fund is the net asset value per share of that Fund next determined after the redemption order is effective. Payment of redemption proceeds will be made as promptly as possible and, in any event, within seven days after the redemption order is received, provided, however, that redemption proceeds for shares purchased by check (including certified or cashier's checks) will be forwarded only upon collection of payment for such shares; collection of payment may take up to 15 days. Shareholders may not close their accounts by telephone.

Shareholders may receive redemption payments in the form of a check or by Federal Reserve or ACH wire transfer. There is no charge for having a check for redemption proceeds mailed. The Custodian will deduct a wire charge, currently $10.00, from the amount of a Federal Reserve wire redemption payment made at the request of a shareholder. Shareholders cannot redeem shares of a Fund by Federal Reserve wire on Federal holidays restricting wire transfers. The Fund does not charge for ACH wire transactions; however, such transactions will not be posted to a shareholder's bank account until the second Business Day following the transaction.

Neither the Trust nor the Transfer Agent will be responsible for the authenticity of instructions received by telephone if they reasonably believe those instructions to be genuine. The Trust and the Transfer Agent will each employ reasonable procedures to confirm that telephone instructions are genuine. Such procedures may include the taping of telephone conversations.

The right of redemption may be suspended or the date of payment of redemption proceeds postponed during certain periods as set forth more fully in the Statement of Additional Information.

VALUATION OF SHARES

The net asset value per share of each Fund is determined by dividing the total market value of that Fund's investments and other assets, less any liabilities, by the total outstanding shares of that Fund. Net asset value per share is determined daily as of the close of business of the New York Stock Exchange (currently, 4:00 p.m., Eastern time) on any Business Day.

PERFORMANCE

From time to time, each Fund may advertise its yield and total return. These figures will be based on historical earnings and are not intended to indicate future performance. No representation can be made regarding actual future yields or returns. The yield of a Fund refers to the annualized income generated by an investment in the Fund over a specified 30-day period. The yield is calculated by assuming that the same amount of income generated by the investment during that period is generated in each 30-day period over one year and is shown as a percentage of the investment.

The total return of a Fund refers to the average compounded rate of return on a hypothetical investment, for designated time periods (including but not limited to the period from which the Fund commenced operations through the specified date), assuming that the entire investment is redeemed at the end of each period and assuming the reinvestment of all dividend and capital gain distributions.

A Fund may periodically compare its performance to that of other mutual funds tracked by mutual fund rating services (such as Lipper Analytical Services, Inc.), financial and business publications and periodicals, broad groups of comparable mutual funds, unmanaged indices, which may assume investment of dividends but generally do not reflect deductions for administrative and management costs, or other investment alternatives. A Fund may quote Morningstar, Inc., a service that ranks mutual funds on the basis of risk-adjusted performance. A Fund may quote Ibbotson Associates of Chicago, Illinois, which provides historical returns of the capital markets in the U.S. A Fund may also quote the Frank Russell Company or Wilshire Associates, consulting firms that compile financial characteristics of common stocks and fixed income securities, regarding non-performance-related attributes of a Fund's portfolio. The Fund may use long term performance of these capital markets to demonstrate general long-term risk versus reward scenarios and could include the value of a hypothetical investment in any of the capital markets. The Fund may also quote financial and business publications and periodicals as they relate to fund management, investment philosophy, and investment techniques.

A Fund may quote various measures of volatility and benchmark correlation in advertising and may compare these measures to those of other funds. Measures of volatility attempt to compare historical share price fluctuations or total returns to a benchmark while measures of benchmark correlation indicate how valid a comparative benchmark might be. Measures of volatility and correlation are calculated using averages of historical data and cannot be calculated precisely.

TAXES

The following summary of federal income tax consequences is based on current tax laws and regulations, which may be changed by legislative, judicial or administrative action. No attempt has been made to present a detailed explanation of the federal income tax treatment of a Fund or its shareholders. Shareholders are urged to consult their tax advisors regarding specific questions as to federal, state and local income taxes.

TAX STATUS OF THE FUNDS:

Each Fund is treated as a separate entity for federal income tax purposes and is not combined with the Trust's other portfolios. Each Fund intends to qualify or to continue to qualify for the special tax treatment afforded regulated investment companies as defined under Subchapter M of the Internal Revenue Code of 1986, as amended. So long as a Fund qualifies for this special tax treatment, it will be relieved of federal income tax on that part of its net investment income and net capital gain (the excess of net long-term capital gain over net short-term capital loss) which it distributes to shareholders.

TAX STATUS OF DISTRIBUTIONS:

Each Fund will distribute all of its net investment income (including, for this purpose, net short-term capital gain) to shareholders. Dividends from net investment income will be taxable to shareholders as ordinary income whether received in cash or in additional shares. Distributions from net investment income will qualify for the dividends-received deduction for corporate shareholders only to the extent such distributions are derived from dividends paid by domestic corporations. It can be expected that none of the dividends paid by the Fixed Income Fund will qualify for that deduction. Any net capital gains will be distributed annually and will be taxed to shareholders as long-term capital gains, regardless of how long the shareholder has held shares. Each Fund will make annual reports to shareholders of the federal income tax status of all distributions, including the amount of dividends eligible for the dividends-received deduction.

Certain securities purchased by a Fund (such as STRIPS, TRs, TIGRs and CATS, defined in "Description of Permitted Investments and Risk Factors") are sold with original issue discount and thus do not make periodic cash interest payments. Each Fund will be required to include as part of its current income the accrued discount on such obligations even though the Fund has not received any interest payments on such obligations during that period. Because each Fund distributes all of its net investment income to its shareholders, a Fund may have to sell portfolio securities to distribute such accrued income, which may occur at a time when the Adviser would not have chosen to sell such securities and which may result in a taxable gain or loss.

Dividends declared by a Fund in October, November or December of any year and payable to shareholders of record on a date in one of those months will be deemed to have been paid by the Fund and received by the shareholders on December 31 in the year declared, if paid by the Fund at any time during the following January. Each Fund intends to make sufficient distributions prior to the end of each calendar year to avoid liability for the federal excise tax applicable to regulated investment companies.

Each sale, exchange or redemption of a Fund's shares is a taxable event to the shareholder.

Income received on direct U.S. obligations is exempt from income tax at the state level when received directly and may be exempt, depending on the state, when received by a shareholder from a Fund provided certain state-specific conditions are satisfied. The Funds will inform shareholders annually of the percentage of income and distributions derived from direct U.S. obligations. Shareholders should consult their tax advisers to determine whether any portion of the income dividends received from a Fund is considered tax exempt in their particular state. Income derived by a Fund from securities of foreign issuers may be subject to foreign withholding taxes. The Funds will not be able to elect to treat shareholders as having paid their proportionate share of such foreign taxes.

GENERAL INFORMATION

THE TRUST

The Trust, a diversified, open-end management investment company, was organized under Massachusetts law as a business trust under a Declaration of Trust dated January 26, 1996. The Declaration of Trust permits the Trust to offer separate series ("portfolios") of shares. All consideration received by the Trust for shares of any portfolio and all assets of such portfolio belong to that portfolio and would be subject to liabilities related thereto. The Trust reserves the right to create and issue shares of additional portfolios.

The Trust pays its operating expenses, including fees of its service providers, audit and legal expenses, expenses of preparing prospectuses, proxy solicitation material and reports to shareholders, costs of custodial services and registering the shares under federal and state securities laws, pricing and insurance expenses, and pays additional expenses including litigation and other extraordinary expenses, brokerage costs, interest charges, taxes and organization expenses.

TRUSTEES OF THE TRUST

The management and affairs of the Trust are supervised by the Trustees under the laws of the Commonwealth of Massachusetts. The Trustees have approved contracts under which, as described above, certain companies provide essential management services to the Trust.

VOTING RIGHTS

Each share held entitles the Shareholder of record to one vote for each dollar invested. In other words, each shareholder of record is entitled to one vote for each dollar of net asset value of the shares held on the record date for the meeting. The Shareholder of each Fund will vote separately on matters pertaining solely to that Fund. As a Massachusetts business trust, the Trust is not required to hold annual meetings of Shareholders but approval will be sought for certain changes in the operation of the Trust and for the election of Trustees under certain circumstances.

In addition, a Trustee may be removed by the remaining Trustees or by Shareholders at a special meeting called upon written request of Shareholders owning at least 10% of the outstanding shares of the Trust. In the event that such a meeting is requested the Trust will provide appropriate assistance and information to the Shareholders requesting the meeting.

REPORTING

The Trust issues unaudited financial information semiannually and audited financial statements annually for each Fund. The Trust also furnishes periodic reports and, as necessary, proxy statements to shareholders of record.

SHAREHOLDER INQUIRIES

Shareholder inquiries should be directed to DST Systems, Inc., [ADDRESS], Kansas City, Missouri 64105, or by calling 1-800-________. Purchases, exchanges and redemptions of shares should be made through the Transfer Agent by calling 1-800-_______.

DIVIDENDS AND DISTRIBUTIONS

Substantially all of the net investment income (excluding capital gains) of the Growth Equity Fund is distributed in the form of quarterly dividends, that of the Fixed Income Fund is distributed in the form of monthly dividends, and that of the Small Cap Fund is distributed in the form of dividends at least annually. Shareholders of record of the Growth Equity Fund and the Fixed Income Fund on the last Business Day of each quarter or month, respectively, will be entitled to receive the quarterly or monthly dividend distribution. If any capital gain is realized, substantially all of it will be distributed at least annually.

Shareholders automatically receive all income dividends and capital gain distributions in additional shares, unless the shareholder has elected to take such payment in cash. Shareholders may change their election by providing written notice to the Transfer Agent at least 15 days prior to the distribution. Shareholders may receive payments for cash distributions in the form of a check or by Federal Reserve or ACH wire transfer.

Dividends and other distributions of each Fund are paid on a per share basis. The value of each share will be reduced by the amount of the payment. If shares are purchased shortly before the record date for a distribution of ordinary income or capital gains, a shareholder will pay the full price for the shares and receive some portion of the price back as a taxable distribution or dividend.

COUNSEL AND INDEPENDENT PUBLIC ACCOUNTANTS

Morgan, Lewis & Bockius LLP serves as counsel to the Trust. Ernst & Young LLP serves as the independent public accountants of the Trust.

CUSTODIAN

CoreStates Bank, N.A., Broad and Chestnut Streets, P.O. Box 7618, Philadelphia, Pennsylvania 19101 acts as the custodian (the "Custodian") of the Trust. The Custodian holds cash, securities and other assets of the Trust as required by the Investment Company Act of 1940, as amended (the "1940 Act").

DESCRIPTION OF PERMITTED INVESTMENTS AND RISK FACTORS

The following is a description of permitted investments for one or more of the
Funds:

AMERICAN DEPOSITARY RECEIPTS ("ADRs") -- ADRs are securities, typically issued by a U.S. financial institution (a "depositary"), that evidence ownership interests in a security or a pool of securities issued by a foreign issuer and deposited with the depositary. ADRs may be available through "sponsored" or "unsponsored" facilities. A sponsored facility is established jointly by the issuer of the security underlying the receipt and a depositary, whereas an unsponsored facility may be established by a depositary without participation by the issuer of the underlying security. Holders of unsponsored depositary receipts generally bear all the costs of the unsponsored facility. The depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through, to the holders of the receipts, voting rights with respect to the deposited securities.

ASSET-BACKED SECURITIES (Non-mortgage) -- Asset-backed securities are securities secured by non-mortgage assets such as company receivables, truck and auto loans, leases and credit card receivables. Such securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in the underlying pools of assets. Such securities also may be debt instruments, which are also known as collateralized obligations and are generally issued as the debt of a special purpose entity, such as a trust, organized solely for the purpose of owning such assets and issuing such debt.

Asset-backed securities are not issued or guaranteed by the U.S. Government or its agencies or instrumentalities; however, the payment of principal and interest on such obligations may be guaranteed up to certain amounts and for a certain period by a letter of credit issued by a financial institution (such as a bank or insurance company) unaffiliated with the issuers of such securities. The purchase of asset-backed securities raises risk considerations peculiar to the financing of the instruments underlying such securities. For example, there is a risk that another party could acquire an interest in the obligations superior to that of the holders of the asset-backed securities. There also is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on those securities. Asset-backed securities entail prepayment risk, which may vary depending on the type of asset, but is generally less than the prepayment risk associate with mortgage-backed securities. In addition, credit card receivables are unsecured obligations of the cardholder.

CONVERTIBLE SECURITIES -- Convertible securities are corporate securities that are exchangeable for a set number of another security at a prestated price. Convertible securities typically have characteristics similar to both fixed income and equity securities. Because of the conversion feature, the market value of a convertible security tends to move with the market value of the underlying stock. The value of a convertible security is also affected by prevailing interest rates, the credit quality of the issuer, and any call provisions.

FOREIGN SECURITIES - Foreign securities may subject the Funds to investment risks that differ in some respects from those related to investments in obligations of U.S. domestic issuers. Such risks include future adverse political and economic developments, possible imposition of withholding taxes on interest or other income, possible seizure, nationalization, or expropriation of foreign deposits, possible establishment of exchange controls or taxation at the source, greater fluctuations in value due to changes in exchange rates, or the adoption of other foreign governmental restrictions that might adversely affect the payment of principal and interest on such obligations. Such investments may also entail higher custodial fees and sales commissions than domestic investments. Foreign issuers of securities or obligations often engage in business practices different from those of domestic issuers of similar securities, and there may be less information publicly available about foreign issuers. Foreign issuers are, generally speaking, subject to less government supervision and regulation and different accounting treatment than are those in the United States.

ILLIQUID SECURITIES -- Illiquid securities are securities that cannot be disposed of within seven business days at approximately the price at which they are being carried on the Fund's books. An illiquid security includes a demand instrument with a demand notice period exceeding seven days, where there is no secondary market for such security, and repurchase agreements with durations over 7 days in length.

MONEY MARKET INSTRUMENTS - Money market securities are high-quality, dollar-denominated, short-term debt instruments. They consist of: (i) bankers' acceptances, certificates of deposits, notes and time deposits of highly-rated U.S. banks and U.S. branches of foreign banks; (ii) U.S. Treasury obligations and obligations issued or guaranteed by the agencies and instrumentalities of the U.S. Government; (iii) high-quality commercial paper issued by U.S. and foreign corporations; (iv) debt obligations with a maturity of one year or less issued by corporations with outstanding high-quality commercial paper ratings; and (v) repurchase agreements involving any of the foregoing obligations entered into with highly-rated banks and broker-dealers.

MORTGAGE-BACKED SECURITIES -- Mortgage-backed securities are instruments that entitle the holder to a share of all interest and principal payments from mortgages underlying the security. The mortgages backing these securities include conventional thirty-year fixed rate mortgages, graduated payment mortgages, and adjustable rate mortgages. During periods of declining interest rates, prepayment of mortgages underlying mortgage-backed securities can be expected to accelerate. Prepayment of mortgages which underlie securities purchased at a premium often results in capital losses, while prepayment of mortgages purchased at a discount often results in capital gains. Because of these unpredictable prepayment characteristics, it is often not possible to predict accurately the average life or realized yield of a particular issue.

Government Pass-Through Securities:  These are securities that are issued or
----------------------------------
guaranteed by a U.S. Government agency representing an interest in a pool of mortgage loans. The primary issuers or guarantors of these mortgage-backed securities are GNMA, FNMA and FHLMC. FNMA and FHLMC obligations are not backed by the full faith and credit of the U.S. Government as GNMA certificates are, but FNMA and FHLMC securities are supported by the instrumentalities' right to borrow from the U.S. Treasury. GNMA, FNMA and FHLMC each guarantees timely distributions of interest to certificate holders. GNMA and FNMA also each guarantees timely distributions of scheduled principal. FHLMC has in the past guaranteed only the ultimate collection of principal of the underlying mortgage loan; however, FHLMC now issues mortgage-backed securities (FHLMC Gold PCs) which also guarantee timely payment of monthly principal reductions. Government and private guarantees do not extend to the securities' value, which is likely to vary inversely with fluctuations in interest rates.

Private Pass-Through Securities:  These are mortgage-backed securities issued by
-------------------------------
a non-governmental entity, such as a trust. These securities include collateralized mortgage obligations ("CMOs") and real estate mortgage investment conduits ("REMICs") that are rated in one of the top two rating categories. While they are generally structured with one or more types of credit enhancement, private pass-through securities typically lack a guarantee by an entity having the credit status of a governmental agency or instrumentality.

Collateralized Mortgage Obligations ("CMOs"):  CMOs are debt obligations or
--------------------------------------------
multiclass pass-through certificates issued by agencies or instrumentalities of the U.S. Government or by private originators or investors in mortgage loans.
In a CMO, series of bonds or certificates are usually issued in multiple classes. Principal and interest paid on the underlying mortgage assets may be allocated among the several classes of a series of a CMO in a variety of ways. Each class of a CMO, often referred to as a "tranche," is issued with a specific fixed or floating coupon rate and has a stated maturity or final distribution date. Principal payments on the underlying mortgage assets may cause CMOs to be retired substantially earlier then their stated maturities or final distribution dates, resulting in a loss of all or part of any premium paid.

REMICs:  A REMIC is a CMO that qualifies for special tax treatment under the
------
Internal Revenue Code and invests in certain mortgages principally secured by interests in real property. Investors may purchase beneficial interests in REMICs, which are known as "regular" interests, or "residual" interests. Guaranteed REMIC pass-through certificates ("REMIC Certificates) issued by FNMA or FHLMC represent beneficial ownership interests in a REMIC trust consisting principally of mortgage loans or FNMA, FHLMC or GNMA-guaranteed mortgage pass-through certificates. For FHLMC REMIC Certificates, FHLMC guarantees the timely payment of interest, and also guarantees the payment of principal as payments are required to be made on the underlying mortgage participation certificates issued and guaranteed as to timely distribution of principal and interest by FNMA.

Parallel Pay Securities; PAC Bonds:  Parallel pay CMOs and REMICS are structured
----------------------------------
to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which must be retired by its stated maturity date or final distribution date, but may be retired earlier. Planned

Amortization Class CMOs ("PAC Bonds") generally require payments of a specified amount of principal on each payment date. PAC Bonds are always parallel pay CMOs with the required principal payment on such securities having the highest priority after interest has been paid to all classes.

Stripped Mortgage-Backed Securities ("SMBs"):  SMBs are usually structured with
--------------------------------------------
two classes that receive specified proportions of the monthly interest and principal payments from a pool of mortgage securities. One class may receive all of the interest payment and is thus termed an interest-only class ("IO"), while the other class may receive all of the principal payments and is thus termed the principal-only class ("PO"). The value of IOs tends to increase as rates rise and decrease as rates fall; the opposite is true of POs. SMBs are extremely sensitive to changes in interest rates because of the impact thereon of prepayment of principal on the underlying mortgage securities. The market for SMBs is not as fully developed as other markets; SMBs therefore may be illiquid.

Risk Factors:  Due to the possibility of prepayments of the underlying mortgage
------------
instruments, mortgage-backed securities generally do not have a known maturity. In the absence of a known maturity, market participants generally refer to an estimated average life. An average life estimate is a function of an assumption regarding anticipated prepayment patterns, based upon current interest rates, current condition in the relevant housing markets and other factors. The assumption is necessarily subjective, and thus different market participants can produce different average life estimates with regard to the same security.
There can be no assurance that estimated average life will be a security's actual average life.

RECEIPTS -- Interests in separately traded interest and principal component parts of U.S. Government obligations that are issued by banks or brokerage firms and are created by depositing U.S. Government obligations into a special account at a custodian bank. The Custodian holds the interest and principal payments for the benefit of the registered owners of the certificates or receipts. The Custodian arranges for the issuance of the certificates or receipts evidencing ownership and maintains the register. Receipts include "Treasury Receipts" ("TRs"), "Treasury Investment Growth Receipts" ("TIGRs"), and "Certificates of Accrual on Treasury Securities" ("CATS"). TIGRs and CATS are interests in private proprietary accounts while TRs and STRIPS (see "U.S. Treasury Obligations") are interests in accounts sponsored by the U.S. Treasury.
Receipts are sold as zero coupon securities; for more information, see "Zero Coupon Securities."

REITS -- REITs are trusts that invest primarily in commercial real estate or real estate-related loans. The value of interests in REITS may be affected by the value of the property owned or the quality of the mortgages held by the trust.

REPURCHASE AGREEMENTS -- Repurchase agreements are agreements by which a Fund obtains a security and simultaneously commits to return the security to the seller at an agreed upon price on an agreed upon date within a number of days from the date of purchase. The Custodian will hold the security as collateral for the repurchase agreement. The Fund bears a risk of loss in the event the other party defaults on its obligations and the Fund is delayed or prevented from exercising its right to dispose of the collateral or if the Fund realizes a loss on the sale of the collateral. The Fund will enter into repurchase agreements only with financial institutions deemed to present minimal risk of bankruptcy during the term of the agreement based on established guidelines. Repurchase agreements are considered loans under the 1940 Act.

U.S. GOVERNMENT AGENCY OBLIGATIONS - Certain Federal agencies such as the Government National Mortgage Association ("GNMA") have been established as instrumentalities of the United States Government to supervise and finance certain types of activities. Issues of these agencies, while not direct obligations of the United States Government, are either backed by the full faith and credit of the United States (e.g., GNMA securities) or supported by the issuing agencies' right to borrow from the Treasury. The issues of other agencies are supported by the credit of the instrumentality (e.g., Federal National Mortgage Association securities).

U.S. GOVERNMENT SECURITIES - Bills, notes and bonds issued by the U.S. Government and backed by the full faith and credit of the United States.

U.S. TREASURY OBLIGATIONS - Bills, notes and bonds issued by the U.S. Treasury, and separately traded interest and principal component parts of such obligations that are transferable through the Federal book-entry system known as Separately Traded Registered Interested and Principal Securities ("STRIPS") and Coupon Under Book Entry Safekeeping ("CUBES").

VARIABLE AND FLOATING RATE INSTRUMENTS -- Certain obligations may carry variable or floating rates of interest, and may involve a conditional or unconditional demand feature. Such instruments bear interest at rates which are not fixed, but which vary with changes in specified market rates or indices. The interest rates on these securities may be reset daily, weekly, quarterly or some other reset period, and may have a floor or ceiling on interest rate changes. There is a risk that the current interest rate on such obligations may not actually reflect existing market interest rates. A demand instrument with a demand notice exceeding seven days may be considered illiquid if there is no secondary market for such security.

WARRANTS -- Warrants are instruments giving holders the right, but not the obligation, to buy shares of a company at a given price during a specified period.

WHEN-ISSUED AND DELAYED DELIVERY SECURITIES -- When-issued or delayed delivery transactions involve the purchase of an instrument with payment and delivery taking place in the future. Delivery of and payment for these securities may occur a month or more after the date of the purchase commitment. The Fund will maintain with the Custodian a separate account with liquid, high grade debt securities or cash in an amount at least equal to these commitments. The interest rate realized on these securities is fixed as of the purchase date, and no interest accrues to the Fund before settlement. These securities are subject to market fluctuation due to changes in market interest rates and it is possible that the market value at the time of settlement could be higher or lower than the purchase price if the general level of interest rates has changed. Although a Fund generally purchases securities on a when-issued or forward commitment basis with the intention of actually acquiring securities for its investment portfolio, a Fund may dispose of a when-issued security or forward commitment prior to settlement if it deems appropriate.

ZERO COUPON SECURITIES -- Zero coupon obligations are debt securities that do not bear any interest, but instead are issued at a deep discount from par. The value of a zero coupon obligation increases over time to reflect the interest accreted. Such obligations will not result in the payment of interest until maturity, and will have greater price volatility than similar securities that are issued at par and pay interest periodically.

Trust:
TURNER FUNDS



Funds:
GROWTH EQUITY FUND
FIXED INCOME FUND
SMALL CAP FUND



Adviser:
TURNER INVESTMENT PARTNERS, INC.



Distributor:
SEI FINANCIAL SERVICES COMPANY



Administrator:
SEI FINANCIAL MANAGEMENT CORPORATION



Legal Counsel:
MORGAN, LEWIS & BOCKIUS LLP



Independent Public Accountants:
ERNST & YOUNG LLP



_______________, 1996

                                    TRUST:
                                 TURNER FUNDS

                                    FUNDS:
                              GROWTH EQUITY FUND
                               FIXED INCOME FUND
                                SMALL CAP FUND

                              INVESTMENT ADVISER:
                       TURNER INVESTMENT PARTNERS, INC.

This Statement of Additional Information is not a prospectus and relates only to the Growth Equity Fund (the "Growth Equity Fund"), the Fixed Income Fund (the "Fixed Income Fund") and the Small Cap Fund (the "Small Cap Fund") (each a "Fund" and, together, the "Funds"). It is intended to provide additional information regarding the activities and operations of the Turner Funds (the "Trust") and the Funds and should be read in conjunction with the Funds' Prospectus dated ____________, 1996. The Prospectus may be obtained without charge by calling 1-800-_______.

                               TABLE OF CONTENTS

THE TRUST.............................................................. S-2
DESCRIPTION OF PERMITTED INVESTMENTS................................... S-2
INVESTMENT LIMITATIONS................................................. S-5
THE ADVISER............................................................ S-7
THE ADMINISTRATOR...................................................... S-8
THE DISTRIBUTOR........................................................ S-8
TRUSTEES AND OFFICERS OF THE TRUST..................................... S-9
COMPUTATION OF YIELD AND TOTAL RETURN.................................. S-9
PURCHASE AND REDEMPTION OF SHARES..................................... S-10
DETERMINATION OF NET ASSET VALUE...................................... S-10
TAXES................................................................. S-10
PORTFOLIO TRANSACTIONS................................................ S-12
DESCRIPTION OF SHARES................................................. S-13
SHAREHOLDER LIABILITY................................................. S-13
LIMITATION OF TRUSTEES' LIABILITY..................................... S-14
5% SHAREHOLDERS....................................................... S-14
EXPERTS............................................................... S-14
FINANCIAL INFORMATION................................................. S-14
APPENDIX............................................................... A-1

________________, 1996

THE TRUST

This Statement of Additional Information relates only to the Growth Equity Fund (the "Growth Equity Fund"), Fixed Income Fund (the "Fixed Income Fund") and Small Cap Fund (the "Small Cap Fund") (each a "Fund" and, together, the "Funds"). Each Fund is a separate series of the Turner Funds (the "Trust"), a diversified, open-end management investment company established as a Massachusetts business trust under a Declaration of Trust dated January 26, 1996. The Declaration of Trust permits the Trust to offer separate series ("portfolios") of shares of beneficial interest ("shares"). Each portfolio is a separate mutual fund, and each share of each portfolio represents an equal proportionate interest in that portfolio. See "Description of Shares." No investment in shares of a portfolio should be made without first reading that portfolio's prospectus. Capitalized terms not defined herein are defined in the Prospectus offering shares of the Funds.

DESCRIPTION OF PERMITTED INVESTMENTS

INVESTMENT COMPANY SHARES

Each Fund may invest in shares of other investment companies, to the extent permitted by applicable law and subject to certain restrictions. These investment companies typically incur fees that are separate from those fees incurred directly by the Fund. A Fund's purchase of such investment company securities results in the layering of expenses, such that shareholders would indirectly bear a proportionate share of the operating expenses of such investment companies, including advisory fees, in addition to paying Fund expenses. Under applicable regulations, a Fund is prohibited from acquiring the securities of another investment company if, as a result of such acquisition:
(1) the Fund owns more than 3% of the total voting stock of the other company;
(2) securities issued by any one investment company represent more than 5% of the Fund's total assets; or (3) securities (other than treasury stock) issued by all investment companies represent more than 10% of the total assets of the Fund. See also "Investment Limitations."

REPURCHASE AGREEMENTS

Repurchase agreements are agreements by which a Fund obtains a security and simultaneously commits to return the security to the seller (a member bank of the Federal Reserve System or primary securities dealer as recognized by the Federal Reserve Bank of New York) at an agreed upon price (including principal and interest) on an agreed upon date within a number of days (usually not more than seven) from the date of purchase. The resale price reflects the purchase price plus an agreed upon market rate of interest which is unrelated to the coupon rate or maturity of the underlying security. A repurchase agreement involves the obligation of the seller to pay the agreed upon price, which obligation is in effect secured by the value of the underlying security.

Repurchase agreements are considered to be loans by a Fund for purposes of its investment limitations. The repurchase agreements entered into by a Fund will provide that the underlying security at all times shall have a value at least equal to 102% of the resale price stated in the agreement (the Adviser monitors compliance with this requirement). Under all repurchase agreements entered into by a Fund, the Trust's Custodian or its agent must take possession of the underlying collateral. However, if the seller defaults, the Fund could realize a loss on the sale of the underlying security to the extent that the proceeds of sale, including accrued interest, are less than the resale price provided in the agreement including interest. In addition, even though the Bankruptcy Code provides protection for most repurchase agreements, if the seller should be involved in bankruptcy or insolvency proceedings, a Fund may incur delay and costs in selling the underlying security or may suffer a loss of principal and interest if the Fund is treated as an unsecured creditor and is required to return the underlying security to the seller's estate.

U.S. GOVERNMENT SECURITIES

Each Fund may invest in securities issued or guaranteed by U.S. Government agencies or instrumentalities such as the Government National Mortgage Association ("GNMA"), the Federal National Mortgage Association ("FNMA") and the Federal Home Loan Mortgage Corporation ("FHLMC"). Obligations of GNMA are backed by the full faith and credit of the United States Government.
Obligations of FNMA and FHLMC are not backed by the full faith and credit of the United States Government, but are considered to be of high quality since they are considered to be instrumentalities of the United States. The market value and interest yield of these securities can vary due to market interest rate fluctuations and early prepayments of underlying mortgages. These securities represent ownership in a pool of federally insured mortgage loans with a maximum maturity of 30 years. However, due to scheduled and unscheduled principal payments, GNMA certificates have a shorter average maturity and, therefore, less principal volatility than a comparable 30-year bond. Since prepayment rates vary widely, it is not possible to accurately predict the average maturity of a particular GNMA pool. The scheduled monthly interest and principal payments relating to mortgages in the pool will be "passed through" to investors. GNMA securities differ from conventional bonds in that principal is paid back to the certificate holders over the life of the loan rather than at maturity. As a result, there will be monthly scheduled payments of principal and interest. In addition, there may be unscheduled principal payments representing prepayments on the underlying mortgages. Although GNMA certificates may offer yields higher than those available from other types of U.S. Government securities, GNMA certificates may be less effective than other types of securities as a means of "locking in" attractive long-term rates because of the prepayment feature. For instance, when interest rates decline, the value of a GNMA certificate likely will not rise as much as comparable debt securities due to the prepayment feature. In addition, these prepayments can cause the price of a GNMA certificate originally purchased at a premium to decline in price to its par value, which may result in a loss.

Each Fund may invest in Separately Traded Interest and Principal Securities ("STRIPS"), which are component parts of U.S. Treasury Securities traded through the Federal Book-Entry System. The Adviser will purchase only those STRIPS that it determines are liquid or, if illiquid, do not violate the Fund's investment policy concerning investments in illiquid securities. While there is no limitation on the percentage of a Fund's assets that may be comprised of STRIPS, the Adviser will monitor the level of such holdings to avoid the risk of impairing shareholders' redemption rights.

INVESTMENT LIMITATIONS

FUNDAMENTAL POLICIES

The following investment limitations (and those set forth in the Prospectus) are fundamental policies of each Fund which cannot be changed with respect to a Fund without the consent of the holders of a majority of that Fund's outstanding shares. The term "majority of the outstanding shares" means the vote of (i) 67% or more of a Fund's shares present at a meeting, if more than 50% of the outstanding shares of a Fund are present or represented by proxy, or (ii) more than 50% of a Fund's outstanding shares, whichever is less.

No Fund may:

1. Make loans if, as a result, more than 33 1/3% of its total assets would be lent to other parties, except that each Fund may (i) purchase or hold debt instruments in accordance with its investment objective and policies; (ii) enter into repurchase agreements; and (iii) lend its securities.

2. Purchase or sell real estate, physical commodities, or commodities contracts, except that each Fund may purchase (i) marketable securities issued by companies which own or invest in real estate (including real estate investment trusts), commodities, or commodities contracts; and (ii) commodities contracts relating to financial instruments, such as financial futures contracts and options on such contracts.

3. Issue senior securities (as defined in the Investment Company Act of 1940 (the "1940 Act")) except as permitted by rule, regulation or order of the Securities and Exchange Commission (the "SEC").

4. Act as an underwriter of securities of other issuers except as it may be deemed an underwriter in selling a portfolio security.

5. Invest in interests in oil, gas, or other mineral exploration or development programs and oil, gas or mineral leases.

The foregoing percentages will apply at the time of the purchase of a security and shall not be considered violated unless an excess or deficiency occurs immediately after or as a result of a purchase of such security.

NON-FUNDAMENTAL POLICIES

The following investment limitations are non-fundamental policies of each Fund and may be changed with respect to a Fund by the Board of Trustees.

No Fund may:

1. Pledge, mortgage or hypothecate assets except to secure borrowings permitted by the Fund's fundamental limitation on borrowing.

2.   Invest in companies for the purpose of exercising control.

3. Purchase securities on margin or effect short sales, except that each Fund may (i) obtain short-term credits as necessary for the clearance of security transactions; (ii) provide initial and variation margin payments in connection with transactions involving futures contracts and options on such contracts; and (iii) make short sales "against the box" or in compliance with the SEC's position regarding the asset segregation requirements imposed by Section 18 of the 1940 Act.

4. Invest its assets in securities of any investment company, except (i) by purchase in the open market involving only customary brokers' commissions;
     (ii) in connection with mergers, acquisitions of assets, or consolidations; or (iii) as otherwise permitted by the 1940 Act.

5. Purchase securities of any company which has (with predecessors) a record of less than three years continuing operations if, as a result, more than 15% of the total assets (taken at fair market value) would be invested in such securities.

6. Purchase or hold illiquid securities, i.e., securities that cannot be disposed of for their approximate carrying value in seven days or less (which term includes repurchase agreements and time deposits maturing in more than seven days) if, in the aggregate, more than 15% of its net assets would be invested in illiquid securities. Unregistered securities sold in reliance on the exemption from registration in Section 4(2) of the 1933 Act and securities exempt from registration on re-sale pursuant to Rule 144A of the 1933 Act may be treated as liquid securities under procedures adopted by the Board of Trustees.

ADDITIONAL RESTRICTIONS

The following are non-fundamental investment limitations that are currently required by one or more states in which the Trust sells shares of the Funds. These limitations are in addition to, and in some cases more restrictive than, the fundamental and non-fundamental investment limitations listed above. A limitation may be changed or eliminated without shareholder approval if the relevant state changes or eliminates its policy regarding such investment restriction. As long as a Fund's shares are registered for sale in such states, it may not:

1. Invest more than 5% of its net assets in warrants; provided that of this 5% no more than 2% will be in warrants that are not listed on the New York Stock Exchange or the American Stock Exchange.

2. Invest in the securities of other investment companies except by purchase in the open market where no commission or profit to a sponsor or dealer results from the purchase other than the customary broker's commission, or except when the purchase is part of a plan of merger, consolidation, reorganization or acquisition.

THE ADVISER

The Trust and Turner Investment Partners, Inc. (the "Adviser") have entered into an advisory agreement (the "Advisory Agreement"). The Advisory Agreement provides that the Adviser shall not be protected against any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard of its obligations or duties thereunder.

The Advisory Agreement provides that if, for any fiscal year, the ratio of expenses of any Fund (including amounts payable to the Adviser but excluding interest, taxes, brokerage, litigation, and other extraordinary expenses) exceeds limitations established by any state in which the shares of the Fund are registered, the Adviser will bear the amount of such excess. The Adviser will not be required to bear expenses of any Fund to an extent which would result in the Fund's inability to qualify as a regulated investment company under provisions of the Internal Revenue Code of 1986, as amended (the "Code").

The continuance of the Advisory Agreement as to any Fund after the first two years must be specifically approved at least annually (i) by the vote of the Trustees or by a vote of the shareholders of that Fund, and (ii) by the vote of a majority of the Trustees who are not parties to the Advisory Agreement or "interested persons" of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement will terminate automatically in the event of its assignment, and is terminable at any time without penalty by the Trustees of the

Trust or, with respect to any Fund, by a majority of the outstanding shares of that Fund, on not less than 30 days' nor more than 60 days' written notice to the Adviser, or by the Adviser on 90 days' written notice to the Trust.

THE ADMINISTRATOR

The Trust and SEI Financial Management Corporation (the "SFM" or "Administrator") have entered into an administration agreement (the "Administration Agreement"). The Administration Agreement provides that the Administrator shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the matters to which the Administration Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Administrator in the performance of its duties or from reckless disregard by it of its duties and obligations thereunder. The Administration Agreement shall remain in effect for a period of ___ years after the effective date of the agreement and shall continue in effect for successive periods of ___ years unless terminated by either party on not less than __ days' prior written notice to the other party.

The Trust and the Administrator have also entered into a shareholder servicing agreement pursuant to which the Administrator provides certain shareholder services in addition to those set forth in the Administration Agreement.

The Administrator, a wholly-owned subsidiary of SEI Corporation ("SEI"), was organized as a Delaware corporation in 1969, and has its principal business offices at 680 East Swedesford Road, Wayne, Pennsylvania 19087-1658. Alfred P. West, Jr., Henry H. Greer and Carmen V. Romeo, constitute the Board of Directors of the Administrator. Mr. West is the Chairman of the Board and Chief Executive Officer of the Administrator and of SEI. Mr. Greer is the President and Chief Operating Officer of the Administrator and of SEI. SEI and its subsidiaries are leading providers of funds evaluation services, trust accounting systems, and brokerage and information services to financial institutions, institutional investors and money managers. The Administrator also serves as administrator to the following other mutual funds: The Achievement Funds Trust, The Advisors' Inner Circle Fund, The Arbor Fund, Bishop Street Funds, The Compass Capital Group, Conestoga Family of Funds, CoreFunds, Inc., CrestFunds, Inc.(C), CUFUND, First American Funds, Inc., First American Investment Funds, Inc., FFB Lexicon Funds, Insurance Investment Products Trust, Inventor Funds, Inc., Marquis Funds(R), Morgan Grenfell Investment Trust, The PBHG Funds, Inc., The Pillar Funds, Rembrandt Funds(R), 1784 Funds, SEI Daily Income Trust, SEI Index Funds, SEI Institutional Managed Trust, SEI International Trust, SEI Liquid Asset Trust, SEI Tax Exempt Trust, Stepstone Funds, STI Classic Funds and STI Classic Variable Trust.

THE DISTRIBUTOR

SEI Financial Services Company (the "Distributor"), a wholly-owned subsidiary of SEI, and the Trust are parties to a distribution agreement (the "Distribution Agreement"). The Distributor receives no compensation for distribution of shares of the Funds.

The Distribution Agreement shall remain in effect for a period of two years after the effective date of the agreement and is renewable annually. The Distribution Agreement may be terminated by the Distributor, by a majority vote of the Trustees who are not interested persons and have no financial interest in the Distribution Agreement or by a majority vote of the outstanding securities of the Trust upon not more than 60 days' written notice by either party or upon assignment by the Distributor.

TRUSTEES AND OFFICERS OF THE TRUST

The management and affairs of the Trust are supervised by the Trustees under the laws of the Commonwealth of Massachusetts. The Trustees and executive officers of the Trust and their principal occupations for the last five years are set forth below. Each may have held other positions with the named companies during that period. The Trust pays the fees for unaffiliated Trustees.

[LIST OF OFFICERS AND TRUSTEES]

It is anticipated that after consummation of reorganization transaction, certain officers and Trustees of the Trust will own the following percentages of the outstanding shares of the Funds:

FUND                OFFICER/TRUSTEE           PERCENTAGE OF FUND
Growth Equity

Small Cap

Fixed Income

COMPUTATION OF YIELD AND TOTAL RETURN

From time to time the Trust may advertise yield and total return of the Funds. These figures will be based on historical earnings and are not intended to indicate future performance. No representation can be made concerning actual future yields or returns. The yield of a Fund refers to the annualized income generated by an investment in the Fund over a specified 30-day period. The yield is calculated by assuming that the income generated by the investment during that 30-day period is generated in each period over one year and is shown as a percentage of the investment. In particular, yield will be calculated according to the following formula:

Yield = 2[((a-b)/cd + 1)/6/ - 1] where a = dividends and interest earned during the period; b = expenses accrued for the period (net of reimbursement); c = the current daily number of shares outstanding during the period that were entitled to receive dividends; and d = the maximum offering price per share on the last day of the period.

The total return of a Fund refers to the average compounded rate of return to a hypothetical investment for designated time periods (including but not limited to, the period from which the Fund commenced operations through the specified date), assuming that the entire investment is redeemed at the end of each period. In particular, total return will be calculated according to the following formula: P (1 + T)/n/ = ERV, where P = a hypothetical initial payment of $1,000; T = average annual total return; n = number of years; and ERV = ending redeemable value, as of the end of the designated time period, of a hypothetical $1,000 payment made at the beginning of the designated time period.

PURCHASE AND REDEMPTION OF SHARES

Purchases and redemptions may be made through the Transfer Agent on days when the New York Stock Exchange is open for business. Shares of each Fund are offered on a continuous basis.

It is currently the Trust's policy to pay all redemptions in cash. The Trust retains the right, however, to alter this policy to provide for redemptions in whole or in part by a distribution in-kind of securities held by a Fund in lieu of cash. Shareholders may incur brokerage charges on the sale of any such securities so received in payment of redemptions.

The Trust reserves the right to suspend the right of redemption and/or to postpone the date of payment upon redemption for any period on which trading on the New York Stock Exchange is restricted, or during the existence of an emergency (as determined by the SEC by rule or regulation) as a result of which disposal or valuation of a Fund's securities is not reasonably practicable, or for such other periods as the SEC has by order permitted. The Trust also reserves the right to suspend sales of shares of any Fund for any period during which the New York Stock Exchange, the Adviser, the Administrator, the Transfer Agent and/or the Custodian are not open for business.

DETERMINATION OF NET ASSET VALUE

The securities of each Fund are valued by the Administrator. The Administrator will use an independent pricing service to obtain valuations of securities. The pricing service relies primarily on prices of actual market transactions as well as trade quotations. The procedures of the pricing service and its valuations are reviewed by the officers of the Trust under the general supervision of the Trustees.

TAXES

The following is only a summary of certain tax considerations generally affecting the Funds and their shareholders, and is not intended as a substitute for careful tax planning. Shareholders are urged to consult their tax advisors with specific reference to their own tax situations, including their state and local tax liabilities.

FEDERAL INCOME TAX

The following discussion of federal income tax consequences is based on the Code and the regulations issued thereunder as in effect on the date of this Statement of Additional Information. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.

Each Fund intends to qualify as a "regulated investment company" ("RIC") as defined under Subchapter M of the Code. By following such a policy, each Fund expects to eliminate or reduce to a nominal amount the federal taxes to which it may be subject.

In order to qualify for treatment as a RIC under the Code, each Fund must distribute annually to its shareholders at least the sum of 90% of its net interest income excludable from gross income plus 90% of its investment company taxable income (generally, net investment income plus net short-term capital gain) ("Distribution Requirement") and also must meet several additional requirements. Among these requirements are the following: (i) at least 90% of the Fund's gross income each taxable year must be derived from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of stock or securities, or certain other income; (ii) the Fund must derive less than 30% of its gross income each taxable year from the sale or other disposition of stocks or securities held for less than three months; (iii) at the close of each quarter of the Fund's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. Government securities, securities of other RICs and other securities, with such other securities limited, in respect to any one issuer, to an amount that does not exceed 5% of the value of the Fund's assets and that does not represent more than 10% of the outstanding voting securities of such issuer; and (iv) at the close of each quarter of the Fund's taxable year, not more than 25% of the value of its assets may be invested in securities (other than U.S. Government securities or the securities of other RICs) of any one issuer or of two or more issuers which the Fund controls or which are engaged in the same, similar or related trades or business.

Notwithstanding the Distribution Requirement described above, which requires only that the Fund distribute at least 90% of its annual investment company taxable income and does not require any minimum distribution of net capital gain (the excess of net long-term capital gain over net short-term capital loss), each Fund will be subject to a nondeductible 4% federal excise tax to the extent it fails to distribute by the end of any calendar year 98% of its ordinary income for that year and 98% of its capital gain net income (the excess of short- and long-term capital gains over short-and long-term capital losses) for the one-year period ending on October 31 of that year, plus certain other amounts.

In certain cases, a Fund will be required to withhold, and remit to the United States Treasury, 31% of any distributions paid to a shareholder who (1) has failed to provide a correct taxpayer identification number, (2) is subject to backup withholding by the Internal Revenue Service, or (3) has not certified to that Fund that such shareholder is not subject to backup withholding.

If any Fund fails to qualify as a RIC for any taxable year, it will be taxable at regular corporate rates. In such an event, all distributions (including capital gains distributions) will be taxable as ordinary dividends to the extent of the Fund's current and accumulated earnings and profits, and such distributions will generally be eligible for the corporate dividends-received deduction.

STATE TAXES

No Fund is liable for any income or franchise tax in Massachusetts if it qualifies as a RIC for federal income tax purposes. Distributions by any Fund to shareholders and the ownership of shares may be subject to state and local taxes.

PORTFOLIO TRANSACTIONS

The Adviser is authorized to select brokers and dealers to effect securities transactions for the Funds. The Adviser will seek to obtain the most favorable net results by taking into account various factors, including price, commission, if any, size of the transactions and difficulty of executions, the firm's general execution and operational facilities and the firm's risk in positioning the securities involved. While the Adviser generally seeks reasonably competitive spreads or commissions, a Fund will not necessarily be paying the lowest spread or commission available. The Adviser seeks to select brokers or dealers that offer a Fund best price and execution or other services which are of benefit to the Fund.

The Adviser may, consistent with the interests of the Fund, select brokers on the basis of the research services they provide to the Adviser. Such services may include analyses of the business or prospects of a company, industry or economic sector, or statistical and pricing services. Information so received by the Adviser will be in addition to and not in lieu of the services required to be performed by the

Adviser under the Advisory Agreement. If, in the judgment of the Adviser, a Fund or other accounts managed by the Adviser will be benefitted by supplemental research services, the Adviser is authorized to pay brokerage commissions to a broker furnishing such services which are in excess of commissions which another broker may have charged for effecting the same transaction. These research services include advice, either directly or through publications or writings, as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; furnishing of analyses and reports concerning issuers, securities or industries; providing information on economic factors and trends; assisting in determining portfolio strategy; providing computer software used in security analyses; and providing portfolio performance evaluation and technical market analyses. The expenses of the Adviser will not necessarily be reduced as a result of the receipt of such supplemental information, such services may not be used exclusively, or at all, with respect to the Fund or account generating the brokerage, and there can be no guarantee that the Adviser will find all of such services of value in advising that Fund.

It is expected that the Funds may execute brokerage or other agency transactions through the Distributor, which is a registered broker-dealer, for a commission in conformity with the 1940 Act, the Securities Exchange Act of 1934 and rules promulgated by the SEC. Under these provisions, the Distributor is permitted to receive and retain compensation for effecting portfolio transactions for a Fund on an exchange if a written contract is in effect between the Trust and the Distributor expressly permitting the Distributor to receive and retain such compensation. These rules further require that commissions paid to the Distributor by a Fund for exchange transactions not exceed "usual and customary" brokerage commissions. The rules define "usual and customary" commissions to include amounts which are "reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time." The Trustees, including those who are not "interested persons" of the Trust, have adopted procedures for evaluating the reasonableness of commissions paid to the Distributor and will review these procedures periodically.

Because no Fund markets its shares through intermediary brokers or dealers, it is not the Funds' practice to allocate brokerage or principal business on the basis of sales of its shares which may be made through such firms. However, the Adviser may place portfolio orders with qualified broker-dealers who recommend a Fund's shares to clients, and may, when a number of brokers and dealers can provide best net results on a particular transaction, consider such recommendations by a broker or dealer in selecting among broker-dealers.

DESCRIPTION OF SHARES

The Declaration of Trust authorizes the issuance of an unlimited number of portfolios and shares of each portfolio. Each share of a portfolio represents an equal propor tionate interest in that portfolio with each other share.
Shares are entitled upon liqui dation to a pro rata share in the net assets of the portfolio. Shareholders have no preemptive rights. All consideration received by the Trust for shares of any portfolio and all assets in which such consideration is invested would belong to that portfolio and would be subject to the liabilities related thereto. Share certificates representing shares will not be issued.

SHAREHOLDER LIABILITY

The Trust is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a trust could, under certain circumstances, be held personally liable as partners for the obligations of the trust. Even if, however, the Trust were held to be a partnership, the possibility of the shareholders' incurring financial loss for that reason appears remote because the Trust's Declaration of Trust contains an express disclaimer of shareholder liability for obligations of the Trust, and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by or on behalf of the Trust or the Trustees, and because the Declaration of Trust provides for indemnification out of the Trust property for any shareholder held personally liable for the obligations of the Trust.

LIMITATION OF TRUSTEES' LIABILITY

The Declaration of Trust provides that a Trustee shall be liable only for his own willful defaults and, if reasonable care has been exercised in the selection of officers, agents, employees or investment advisers, shall not be liable for any neglect or wrongdoing of any such person. The Declaration of Trust also provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with actual or threatened litigation in which they may be involved because of their offices with the Trust unless it is determined in the manner provided in the Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Trust. However, nothing in the Declaration of Trust shall protect or indemnify a Trustee against any liability for his willful misfeasance, bad faith, gross negligence or reckless disregard of his duties.

5% SHAREHOLDERS

As of the date of this Statement of Additional Information, SEI Financial Management Corporation controls all of the outstanding shares of the Funds.

EXPERTS

FINANCIAL INFORMATION

STATEMENT OF NET ASSETS                          THE ADVISORS' INNER CIRCLE FUND

October 31, 1995

                                                                     Market
                                                                     Value
TURNER GROWTH EQUITY FUND                                    Shares  (000)
----------------------------------------------------------------------------
COMMON STOCK -- 98.7%
AIR TRANSPORTATION -- 0.9%
 Delta Air Lines                                             15,300 $  1,004
                                                                    --------
AIRCRAFT -- 1.2%
 Boeing                                                      22,080    1,449
                                                                    --------
APPAREL/TEXTILES --1.1%
 Tommy Hilfiger*                                             35,000    1,334
                                                                    --------
AUTO & TRUCK RELATED -- 1.7%
 Chrysler                                                    18,400      950
 General Motors                                              24,200    1,059
                                                                    --------
                                                                       2,009
                                                                    --------
BANKS -- 4.1%
 Ahmanson H F                                                27,988      700
 Chemical Bank                                               25,210    1,434
 First Bank System                                           21,500    1,070
 Nationsbank                                                 24,220    1,592
                                                                    --------
                                                                       4,796
                                                                    --------
BASIC CHEMICALS -- 1.7%
 Morton International                                        36,820    1,123
 Sigma Aldrich                                               18,070      858
                                                                    --------
                                                                       1,981
                                                                    --------
COMMUNICATIONS -- 9.8%
 Airtouch Communications*                                    43,570    1,242
 Ascend Communications*                                      37,440    2,434
 Cascade Communications*                                     18,260    1,301
 Glenayre Technologies*                                       8,980      577
 Tele-Communications, Cl A*                                  85,380    1,451
 Ultratech Stepper*                                          31,010    1,240
 Bellsouth                                                    8,870      679
 Comcast Special, Cl A                                       73,545    1,315
 HBO                                                         15,920    1,126
                                                                    --------
                                                                      11,365
                                                                    --------
COMPUTERS & SERVICES -- 16.4%
 America Online*                                             15,000    1,200
 Bay Networks*                                               37,500    2,485
 Cirrus Logic*                                               18,750      790
 Cisco Systems*                                              20,000    1,550
 Compaq Computer*                                            28,850    1,608
 Informix*                                                   30,270 $    882
 Intuit*                                                     13,840      996
 Medic Computer Systems*                                     13,080      697
 Microsoft*                                                  16,220    1,622
 Netscape Communications*                                    14,870    1,309
 Oracle*                                                     36,800    1,605
 UUNET Technologies*                                         14,940      908
 First Data                                                  20,900    1,382
 Hewlett Packard                                             13,870    1,285
 National Data                                               25,400      673
                                                                    --------
                                                                      18,992
                                                                    --------
CONCRETE & MINERAL PRODUCTS -- 1.0%
 Owens Corning Fiberglass*                                   27,620    1,170
                                                                    --------
ELECTRONIC AND OTHER ELECTRICAL EQUIPMENT --
  8.9%
 3COM*                                                       18,490      869
 Applied Materials*                                          43,640    2,188
 Atmel*                                                      18,880      590
 Komag*                                                      16,700      952
 LSI Logic*                                                  25,000    1,178
 Silicon Valley Group*                                       26,140      846
 Worldcom*                                                   39,460    1,287
 Intel                                                       23,000    1,607
 Micron Technology                                           10,390      734
                                                                    --------
                                                                      10,251
                                                                    --------
ENERGY & POWER -- 0.9%
 California Energy*                                          54,570      989
                                                                    --------
FINANCIAL SERVICES -- 3.5%
 Donaldson, Lufkin, & Jenrette*                              28,500      848
 Block H & R                                                 29,440    1,215
 First USA                                                   19,370      891
 Household International                                     19,510    1,097
                                                                    --------
                                                                       4,051
                                                                    --------
FOOD, BEVERAGE & TOBACCO -- 8.8%
 Chiquita Brands International                               56,390      916
 Coca Cola                                                   17,230    1,238
 Dole Food                                                   40,000    1,505
 Pepsico                                                     35,120    1,853
 Philip Morris                                               23,680    2,001
 Sara Lee                                                    50,000    1,469
 Seagram                                                     32,720    1,178
                                                                    --------
                                                                      10,160
                                                                    --------

STATEMENT OF NET ASSETS                          THE ADVISORS' INNER CIRCLE FUND

October 31, 1995

                                                                     Market
TURNER GROWTH EQUITY                                                 Value
FUND (Continued)                                             Shares  (000)
----------------------------------------------------------------------------

FOOTWEAR -- 1.3%
 Just For Feet*                                              27,050 $    639
 Nine West Group*                                            20,000      890
                                                                    --------
                                                                       1,529
                                                                    --------
GRAIN MILL PRODUCTS -- 1.0%
 Ralston Purina                                              19,460    1,155
                                                                    --------
HEALTHCARE -- 6.3%
 Amgen*                                                      18,130      870
 Boston Scientific*                                          22,290      939
 Columbia HCA Healthcare                                     28,340    1,392
 Johnson & Johnson                                           14,020    1,143
 Medtronic                                                   30,000    1,732
 Merck                                                       21,300    1,225
                                                                    --------
                                                                       7,301
                                                                    --------
INSURANCE -- 4.1%
 Phycor*                                                     16,665      612
 Aetna Life & Casualty                                       20,450    1,439
 The PMI Group                                               17,120      822
 United Healthcare                                           36,200    1,923
                                                                    --------
                                                                       4,796
                                                                    --------
LUMBER & WOOD PRODUCTS -- 1.0%
 Georgia-Pacific                                             13,410    1,106
                                                                    --------
MACHINERY -- 0.6%
 Smith International*                                        40,000      640
                                                                    --------
METAL & METAL INDUSTRIES -- 3.4%
 Engelhard                                                   68,680    1,709
 Phelps Dodge                                                18,090    1,146
 Reynolds Metals                                             20,480    1,032
                                                                    --------
                                                                       3,887
                                                                    --------
OIL & GAS -- 7.9%
 Apache                                                      65,510    1,671
 Exxon                                                       19,570    1,495
 Helmerich & Payne                                           25,000      647
 Mobil                                                       20,000    2,015
 Texaco                                                      30,000    2,043
 USX-Marathon Group                                          73,430    1,303
                                                                    --------
                                                                       9,174
                                                                    --------

PAPER & PAPER PRODUCTS -- 1.1%
 Kimberly Clark                                              17,446 $  1,267
                                                                    --------
RAILROADS -- 1.8%
 CSX                                                         14,470    1,211
 Union Pacific                                               14,020      917
                                                                    --------
                                                                       2,128
                                                                    --------
RECREATIONAL PRODUCTS & SERVICES -- 2.2%
 Mirage Resorts*                                             34,420    1,127
 Walt Disney                                                 24,950    1,438
                                                                    --------
                                                                       2,565
                                                                    --------
RETAIL -- 5.5%
 Corporate Express*                                          48,935    1,278
 Micro Warehouse*                                            24,440    1,088
 Officemax*                                                  50,000    1,238
 Petsmart*                                                   30,000    1,005
 Sunglass Hut International*                                 40,600    1,106
 Zale*                                                       40,530      598
                                                                    --------
                                                                       6,313
                                                                    --------
UTILITIES, ELECTRIC, & GAS -- 2.5%
 AES*                                                        46,950      927
 Southern                                                    56,070    1,339
 Ultramar                                                    26,640      649
                                                                    --------
                                                                       2,915
                                                                    --------
TOTAL COMMON STOCK
 (Cost $93,879,341)                                                  114,327
                                                                    --------
REPURCHASE AGREEMENTS -- 0.1%
 Lehman Brothers 5.560%, dated 10/31/95, matures 11/01/95,
  repurchase price $152,982 (collateralized by U.S. Treasury
  Note, par value $151,419, 7.500%, matures 01/31/97: market
  value $157,618)                                                        153
                                                                    --------
TOTAL REPURCHASE AGREEMENTS (Cost $152,982)                              153
                                                                    --------
TOTAL INVESTMENTS -- 98.8%
 (Cost $94,032,323)                                                  114,480
                                                                    --------
OTHER ASSETS AND LIABILITIES -- 1.2%
 Other Assets and Liabilities, Net                                     1,339
                                                                    --------

STATEMENT OF NET ASSETS                          THE ADVISORS' INNER CIRCLE FUND

October 31, 1995

TURNER GROWTH EQUITY FUND (Concluded)
------------------------------------------------------------------------------
NET ASSETS:
 Portfolio shares (unlimited authorization-- no par value)
  based on 7,735,310 outstanding shares of beneficial interest        $ 89,664
 Net investment loss                                                       (40)
 Accumulated net realized gain on investments                            5,747
 Net unrealized appreciation on investments                             20,448
                                                                      --------
TOTAL NET ASSETS: -- 100.0%                                           $115,819
                                                                      ========
 Net Asset Value, Offering Price and Redemption Price Per Share         $14.97
                                                                      ========

* Non-income producing security.
The accompanying notes are an integral part of the financial statements.

                                                                    Market
                                                                     Value
TURNER SMALL CAP FUND                                        Shares  (000)
---------------------------------------------------------------------------
COMMON STOCK -- 97.7%
AIR TRANSPORTATION -- 2.0%
 American West Airlines*                                      6,000 $    82
 Midwest Express Holdings*                                    7,034     176
                                                                    -------
                                                                        258
                                                                    -------
APPAREL/TEXTILES -- 1.4%
 Tommy Hilfiger*                                              3,210     122
 Westpoint Stevens*                                           2,630      56
                                                                    -------
                                                                        178
                                                                    -------
BANKS -- 1.2%
 TCF Financial                                                2,700     159
                                                                    -------
BASIC CHEMICALS -- 2.6%
 Applied Extrusion Technologies*                              9,600     148
 NL Industries*                                               6,490      84
 International Specialty Products                            12,790     110
                                                                    -------
                                                                        342
                                                                    -------
BROADCASTING, NEWSPAPERS & ADVERTISING -- 0.6%
 Clear Channel Communications*                                  920      75
                                                                    -------
COMMUNICATIONS -- 9.1%
 Apac Teleservices*                                           3,450 $    87
 Ascend Communications*                                       2,680     174
 Brightpoint*                                                 3,950      75
 Cascade Communications*                                      1,880     134
 Coherent Communications Systems*                             6,100     125
 Picturetel*                                                  2,300     152
 Premisys Communications*                                     2,000     179
 Transaction Network Services*                                4,000      92
 U.S. Order*                                                  3,240      49
 Ultratech Stepper*                                           3,050     122
                                                                    -------
                                                                      1,189
                                                                    -------
COMPUTERS & SERVICES -- 23.4%
 America Online*                                              1,770     142
 Arcsys*                                                      2,320      97
 Aspen Technology*                                            4,390     121
 Avid Technology*                                             4,300     188
 Checkfree*                                                  10,700     226
 Computervision*                                              2,600      31
 Dendrite International*                                      7,700     134
 Discreet Logic*                                              2,490     142
 HNC Software*                                                3,800      97
 Macro Media*                                                 4,340     161
 Maxis*                                                       1,600      71
 Medic Computer Sytems*                                       2,160     115
 Netcom On Line Communication Services*                       2,200     128
 Netscape Communications*                                     2,120     187
 Pure Software*                                               4,850     178
 Shiva*                                                       1,950     117
 Spyglass*                                                    2,300     114
 Tivoli Systems*                                              3,550     114
 Transaction Systems Architects*                              3,105      81
 UUNET Technologies*                                          3,957     242
 Verity*                                                      2,970     109
 Fair Isaac                                                   3,560      96
 National Data                                                6,127     162
                                                                    -------
                                                                      3,053
                                                                    -------
CONCRETE & MINERAL PRODUCTS -- 1.0%
 USG*                                                         4,400     128
                                                                    -------

STATEMENT OF NET ASSETS                          THE ADVISORS' INNER CIRCLE FUND

October 31, 1995

                                                                     Market
TURNER SMALL CAP FUND                                                 Value
(Continued)                                                  Shares   (000)
----------------------------------------------------------------------------
CONSUMER PRODUCTS -- 2.2%
 Department 56*                                               1,380  $    63
 Guest Supply*                                                4,200       79
 Oakley*                                                      4,190      144
                                                                     -------
                                                                         286
                                                                     -------
ELECTRONIC AND OTHER ELECTRICAL
 EQUIPMENT -- 5.8%
 Burr-Brown*                                                  3,510      114
 Komag*                                                       1,390       79
 Oak Technology*                                              2,750      151
 Ontrak Systems*                                              2,870       56
 Sierra Semiconductor*                                        4,690       84
 Silicon Valley Group*                                        4,770      155
 Belden                                                       4,910      118
                                                                     -------
                                                                         757
                                                                     -------
FINANCIAL SERVICES -- 6.2%
 Credit Acceptance*                                           3,420       80
 Imperial Credit Industries*                                  5,400       78
 Jayhawk Acceptance*                                         12,050      144
 Litchfield Financial*                                        3,450       52
 Markel*                                                        920       69
 Stormedia*                                                   2,050       94
 WFS Financial*                                               5,950       99
 Mutual Risk Management                                       2,600       96
 The Money Store                                              2,463       99
                                                                     -------
                                                                         811
                                                                     -------
FOOD, BEVERAGE & TOBACCO -- 2.5%
 Redhook Ale Brewery*                                         3,315       98
 Robert Mondavi*                                              5,880      166
 Interstate Bakeries                                          3,110       66
                                                                     -------
                                                                         330
                                                                     -------
FOOTWEAR -- 1.4%
 Just For Feet*                                               3,345       79
 Nine West Group*                                             2,490      111
                                                                     -------
                                                                         190
                                                                     -------
HEALTHCARE -- 3.0%
 Amerisource Health*                                          2,550       69
 Idexx Laboratories*                                          2,700      110
 Ornda Health*                                                5,400       95
 Physician Sales & Services*                                  7,675      125
                                                                     -------
                                                                         399
                                                                     -------
HOUSEHOLD PRODUCTS -- 0.5%
 RPM                                                          3,520  $    68
                                                                     -------
INSURANCE -- 6.8%
 Compdent*                                                    5,550      173
 Phycor*                                                      3,600      132
 Total Renal Care Holdings*                                   4,634       94
 United Dental Care*                                          4,100      125
 CMAC Investment                                              2,710      129
 The PMI Group                                                2,600      125
 Vesta Insurance Group                                        2,675      108
                                                                     -------
                                                                         886
                                                                     -------
MACHINERY -- 2.7%
 C.P. Clare*                                                  4,650      120
 Plasma & Materials Technologies*                             5,700       66
 PRI Automation*                                              2,280       84
 Smith International*                                         5,100       82
                                                                     -------
                                                                         352
                                                                     -------
MEASURING DEVICES -- 2.2%
 Cognex*                                                      1,050       63
 Fore Systems*                                                2,300      122
 Veeco Instruments*                                           4,260      102
                                                                     -------
                                                                         287
                                                                     -------
MEDICAL PRODUCTS & SERVICES -- 2.7%
 Medisense*                                                   4,250       91
 Medpartners*                                                 2,000       56
 Nellcor*                                                     1,740      100
 Orthodontic Centers of America*                              3,250      104
                                                                     -------
                                                                         351
                                                                     -------
OIL & GAS -- 4.1%
 BJ Services*                                                 3,850       90
 Citation*                                                    9,040      169
 Energy Ventures*                                             6,000      114
 Falcon Drilling*                                             9,600      100
 Nabors Industries*                                           7,720       67
                                                                     -------
                                                                         540
                                                                     -------
PACKAGING -- 1.0%
 Sealed Air*                                                  5,020      132
                                                                     -------
PAPER & PAPER PRODUCTS -- 0.4%
 Boise Cascade                                                1,640       59
                                                                     -------

STATEMENT OF NET ASSETS                          THE ADVISORS' INNER CIRCLE FUND

October 31, 1995

                                                                    Market
                                                                     Value
TURNER SMALL CAP FUND (Concluded)                            Shares  (000)
---------------------------------------------------------------------------
PROFESSIONAL SERVICES -- 5.6%
 ABR Information Services*                                   4,500  $   133
 Concord EFS*                                                3,165      109
 PMT Services*                                               4,240      114
 Quintiles Transnational*                                    2,500      161
 RTW*                                                        4,740      115
 Loewen Group                                                2,430       97
                                                                    -------
                                                                        729
                                                                    -------
RAILROADS -- 1.5%
 Wisconsin Central*                                          2,040      123
 Illinois Central                                            1,990       76
                                                                    -------
                                                                        199
                                                                    -------
RECREATIONAL PRODUCTS & SERVICES -- 0.5%
 Station Casinos*                                            4,700       61
                                                                    -------
RETAIL -- 7.3%
 Baby Superstore*                                            1,320       62
 Corporate Express*                                          5,120      134
 Eastbay*                                                    5,450      116
 Kenneth Cole Production*                                    1,510       62
 Officemax*                                                  5,385      133
 Petsmart*                                                   5,065      169
 Sunglass Hut International*                                 4,400      120
 U.S. Office Products*                                       5,410       93
 Zale*                                                       4,400       65
                                                                    -------
                                                                        954
                                                                    -------
TOTAL COMMON STOCK
 (Cost $9,769,556)                                                   12,773
                                                                    -------
REPURCHASE AGREEMENTS -- 6.9%
 Lehman Brothers 5.560%, dated 10/31/95, matures 11/01/95,
  repurchase price $894,718 (collateralized by U.S. Treasury
  Note, par value $885,575, 7.500%, matures 01/31/97: market
  value $921,828)                                                       895
                                                                    -------
TOTAL REPURCHASE AGREEMENTS (Cost $894,718)                             895
                                                                    -------

                                                                   Market
                                                                    Value
                                                                    (000)
---------------------------------------------------------------------------
TOTAL INVESTMENTS -- 104.6%
 (Cost $10,664,274                                                 $13,668
                                                                   -------
OTHER ASSETS AND LIABILITIES -- (4.6%)
 Payable for Securities Purchased                                     (688)
 Other Assets and Liabilities, Net                                      92
                                                                   -------
TOTAL OTHER ASSETS AND LIABILITIES                                    (596)
                                                                   =======
NET ASSETS:
 Portfolio shares (unlimited authorization--no par value) based on
  812,803 outstanding shares of beneficial interest                  9,154
 Net investment loss                                                    (8)
 Accumulated net realized gain on investments                          922
 Net unrealized appreciation on investments                          3,004
                                                                   -------
TOTAL NET ASSETS: -- 100.0%                                        $13,072
                                                                   =======
 Net Asset Value, Offering Price and Redemption Price Per Share    $ 16.08
                                                                   =======

* Non-income producing security.

The accompanying notes are an integral part of the financial statements.

STATEMENT OF OPERATIONS                          THE ADVISORS' INNER CIRCLE FUND

For the year ended October 31, 1995

                                                          TURNER       TURNER
                                                       GROWTH EQUITY  SMALL CAP
                                                           FUND         FUND
                                                       ------------- -----------
                                                         11/01/94     11/01/94
                                                        TO 10/31/95  TO 10/31/95
                                                           (000)        (000)
--------------------------------------------------------------------------------
Investment Income:
 Dividend Income.....................................     $ 1,905      $   30
 Interest Income.....................................         155          17
--------------------------------------------------------------------------------
  Total Investment Income............................       2,060          47
--------------------------------------------------------------------------------
Expenses:
 Administrator Fees..................................         215          75
 Investment Advisory Fees............................         897          82
 Investment Advisory Fee Waiver......................         --          (82)
 Contributions by Adviser............................         --          (12)
 Custodian Fees......................................          14           6
 Transfer Agent Fees.................................          24          12
 Professional Fees...................................          49          15
 Trustee Fees........................................           6           2
 Registration Fees...................................          (5)          1
 Pricing Fees........................................           5         --
 Printing Expense....................................          16           1
 Amortization of Deferred Organizational Costs.......           3           2
 Insurance and Other Fees............................          10           1
 Directed Brokerage..................................        (109)        --
--------------------------------------------------------------------------------
  Total Expenses.....................................       1,125         103
--------------------------------------------------------------------------------
   Net Investment Income (Loss)......................         935         (56)
--------------------------------------------------------------------------------
 Net Realized Gain from Securities Sold..............      11,270       1,005
 Net Unrealized Appreciation of Investment
  Securities.........................................      11,773       2,573
--------------------------------------------------------------------------------
  Net Realized and Unrealized Gain on Investments....      23,043       3,578
--------------------------------------------------------------------------------
 Net Increase in Net Assets Resulting from
  Operations.........................................     $23,978      $3,522
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Amounts designated as "--" are either $0 or have been rounded to $0.

    The accompanying notes are an integral part of the financial statements.

STATEMENTS OF CHANGES IN NET ASSETS              THE ADVISORS' INNER CIRCLE FUND

For the period ended October 31, 1995

                                         TURNER                  TURNER
                                      GROWTH EQUITY             SMALL CAP
                                          FUND                    FUND
                                 ----------------------- -----------------------
                                  11/01/94    11/01/93    11/01/94   02/07/94(2)
                                 TO 10/31/95 TO 10/31/94 TO 10/31/95 TO 10/31/94
                                    (000)       (000)       (000)       (000)
--------------------------------------------------------------------------------
Investment Activities:
  Net Investment Income (Loss).   $    935    $    743     $   (56)    $   (8)
  Net Realized Gain (Loss) on
   Securities Sold.............     11,270      (5,082)      1,005        (27)
  Net Unrealized Appreciation
   of Investment Securities....     11,773       2,203       2,573        431
--------------------------------------------------------------------------------
   Net Increase (Decrease) in
    Net Assets Resulting from
    Operations.................     23,978      (2,136)      3,522        396
--------------------------------------------------------------------------------
Distributions to Shareholders:
  Net Investment Income........     (1,022)       (704)        --         --
--------------------------------------------------------------------------------
   Total Distributions.........     (1,022)       (704)        --         --
--------------------------------------------------------------------------------
Capital Share Transactions:
  Shares Issued................     33,135      68,222       5,250      4,410
  Shares Issued in Lieu of Cash
   Distributions...............        909         625         --         --
  Shares Redeemed..............    (54,140)     (6,375)       (506)       --
--------------------------------------------------------------------------------
  Increase (Decrease) in Net
   Assets Derived from Capital
   Share Transactions..........    (20,096)     62,472       4,744      4,410
--------------------------------------------------------------------------------
   Total Increase in Net
    Assets.....................      2,860      59,632       8,266      4,806
--------------------------------------------------------------------------------
Net Assets:
  Beginning of Period..........    112,959      53,327       4,806        --
--------------------------------------------------------------------------------
  End of Period................   $115,819    $112,959     $13,072     $4,806
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Shares Issued and Redeemed:
  Shares Issued................      2,600       5,465         407        441
  Issued in Lieu of Cash
   Distributions...............         70          51         --         --
  Redeemed.....................     (3,998)       (517)        (35)       --
--------------------------------------------------------------------------------
  Net Increase (Decrease) in
   Share Transactions..........     (1,328)      4,999         372        441
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

(2) The Turner Small Cap Fund commenced operations on February 7, 1994.

    The accompanying notes are an integral part of the financial statements.

For the period ended October 31, 1995.

FINANCIAL HIGHLIGHTS                             THE ADVISORS' INNER CIRCLE FUND

For a Share Outstanding Throughout the Period

            Net               Realized and                                                  Net                  Ratio
           Asset               Unrealized  Distributions                                  Assets      Ratio      of Net
           Value      Net       Gains or     from Net    Distributions Net Asset            End    of Expenses   Income
         Beginning Investment  Losses on    Investment   from Capital  Value End  Total  of Period to Average  to Average
         of Period   Income    Securities     Income         Gains     of Period Return    (000)   Net Assets  Net Assets
         --------- ---------- ------------ ------------- ------------- --------- ------- --------- ----------- ----------
-------------------------
TURNER GROWTH EQUITY FUND
-------------------------
1995      $12.46      0.10        2.52        (0.11)          --        $14.97   21.15%   115,819     0.94%+      0.78%+
1994      $13.12      0.10       (0.66)       (0.10)          --        $12.46   (4.28%)  112,959     0.95%       0.86%
1993      $10.40      0.09        2.72        (0.09)          --        $13.12   27.08%    53,327     1.00%       0.80%
1992(1)   $10.00      0.03        0.40        (0.03)          --        $10.40    6.95%*    7,781     1.44%*      0.73%*
---------------------
TURNER SMALL CAP FUND
---------------------
1995      $10.90     (0.06)       5.24           --           --        $16.08   47.52%    13,072     1.25%      (0.68%)
1994(2)   $10.00     (0.02)       0.92           --           --        $10.90   12.35%*    4,806     1.09%*     (0.27%)*

                      Ratio
                      of Net
          Ratio of    Income
          Expenses  (Loss) to
         to Average  Average
         Net Assets Net Assets Portfolio
         (Excluding (Excluding Turnover
          Waivers)   Waivers)    Rate
         ---------- ---------- ---------
-------------------------
TURNER GROWTH EQUITY FUND
-------------------------
1995       0.94%+     0.78%+    177.86%
1994       1.08%      0.73%     164.81%
1993       1.52%      0.28%      88.35%
1992(1)    2.55%*    (0.38%)*   205.00%
---------------------
TURNER SMALL CAP FUND
---------------------
1995       2.39%     (1.82%)    183.49%
1994(2)    4.32%*    (3.50%)*   173.92%

 *  Annualized
(1) The Turner Growth Equity Fund commenced operations on March 11, 1992.
(2) The Turner Small Cap Fund commenced operations on February 7, 1994.
 + Absent Turner Growth Equity Fund participation in a Directed Brokerage program, the Ratios of Expenses to Average Net Assets (with and without waivers) and Expenses to Net Income (with and without waivers) were 1.03% and .69%, respectively.

    The accompanying notes are an integral part of the financial statements.

NOTES TO FINANCIAL STATEMENTS                    THE ADVISORS' INNER CIRCLE FUND

October 31, 1995
1. Organization:

THE ADVISORS' INNER CIRCLE FUND (the "'Trust") is organized as a Massachusetts business trust under a Declaration of Trust dated July 18, 1991. The Trust is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company with eleven portfolios. The financial statements included herein present those of the Turner Growth Equity Fund and the Turner Small Cap Fund (the "Funds"). The financial statements of the remaining portfolios are presented separately. The assets of each portfolio are segregated, and a Shareholder's interest is limited to the portfolio in which shares are held.

2. Significant Accounting Policies:

The following is a summary of the significant accounting policies followed by the Funds.

  Security Valuation -- Investments in equity securities which are traded on a national exchange (or reported on the NASDAQ national market system) are stated at the last quoted sales price if readily available for such equity securities on each business day; other equity securities traded in the over-the-counter market and listed equity securities for which no sale was reported on that date are stated at the last quoted bid price. Debt obligations exceeding sixty days to maturity for which market quotations are readily available are valued at the most recently quoted bid price. Debt obligations with sixty days or less remaining until maturity may be valued at their amortized cost, which approximates market value.

  Federal Income Taxes -- It is each Fund's intention to qualify as a regulated investment company by complying with the appropriate provisions of the Internal Revenue Code of 1986, as amended. Accordingly, no provision for Federal income taxes is required.

  Security Transactions and Related Income --Security transactions are accounted for on the date the security is purchased or sold (trade date). Dividend income is recognized on the ex-dividend date, and interest income is recognized on the accrual basis. Costs used in determining realized gains and losses on the sales of investment securities are those of the specific securities sold during the respective holding period.

  Net Asset Value Per Share -- The net asset value per share of each Fund is calculated on each business day, by dividing the total value of the Fund's assets, less liabilities, by the number of shares outstanding.

  Repurchase Agreements -- Securities pledged as collateral for repurchase agreements are held by the custodian bank until the respective agreements mature. Provisions of the repurchase agreements ensure that the market value of the collateral, including accrued interest thereon, is sufficient in the event of default of the counterparty. If the counterparty defaults and the value of the collateral declines or if the counterparty enters an insolvency proceeding, realization of the collateral by the Funds may be delayed or limited.

  Other -- Expenses that are directly related to one of the Funds are charged to that Fund. Other operating expenses of the Trust are prorated to the Funds on the basis of relative daily net assets.

  Distributions from net investment income are declared and paid to Shareholders on a quarterly basis. Any net realized capital gains on sales of securities are distributed to Shareholders at least annually.

  Distributions from net investment income and net realized capital gains are determined in accordance with the U.S. Federal income tax regulations, which may differ from those amounts determined under generally accepted accounting principals. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to paid-in-capital in the period that the differences arise. Accordingly, the following permanent difference, primarily attributable to certain net operating losses which, for tax purposes, are not available to offset future income, has been reclassified to paid-in-capital.

                                                                           (000)
                                                                           -----
   Turner Small Cap Fund..................................................  $56

  This reclassification has no effect on net assets or net asset value per share.

NOTES TO FINANCIAL STATEMENTS (continued)        THE ADVISORS' INNER CIRCLE FUND

October 31, 1995

3. Organization Costs and Transactions with Affiliates:

The Turner Growth Equity Fund and Turner Small Cap Fund incurred organization costs of approximately $17,000 and $19,000 respectively. These costs have been capitalized by the funds and are being amortized over sixty months commencing with operations. In the event of the initial shares of the fund redeemed by any holder thereof during the period that the fund is amortizing its organizational costs the redemption proceeds payable to the holder thereof by the fund will be reduced by the unamortized organizational costs in the same ratio as the number of initial shares being redeemed bears to the number of initial shares outstanding at the time of redemption. These costs include legal fees of approximately $7,000 and $1,000, respectively, for organizational work performed by a law firm of which an officer of the fund is a partner.

Certain officers and trustees of the Trust are also officers of SEI Financial Management Company (the "Administrator") and/or SEI Financial Services Company (the "Distributor"). Such officers and trustees are paid no fees by the Trust for serving as officers and trustees of the Trust.

4. Administration, Shareholder Servicing and Distribution Agreements:

The Trust and the Administrator are parties to an Administration Agreement dated November 14, 1991, under which the Administrator provides management and administrative services for an annual rate of that Portfolio's proportionate share of .20% of the aggregate average daily net assets of the Portfolios up to $75 million and .15% of such assets in excess of $75 million. There is a minimum annual fee of $75,000 per Fund.

DST Systems, Inc., (the "Transfer Agent") serves as the transfer agent and dividend distributing agent for the Funds under a transfer agency agreement with the Trust.

The Trust and the Distributor are parties to a Distribution Agreement dated November 14, 1991. The Distributor receives no fees for its distribution services under this agreement. However the Distribution Agreement between the Distributor and the Trust provides that the Distributor may receive compensation on portfolio transactions effected for the Trust in accordance with the rules of the Securities and Exchange Commission ("SEC"). Accordingly, it is expected that portfolio transactions may result in brokerage commissions being paid to the Distributor. The SEC rules require that such commissions not exceed usual and customary brokerage commissions. The Distributor returned a portion of these commissions to the Fund in order to reduce the expenses of the Growth Equity Fund.

5. Investment Advisory and Custodian Agreements:

The Trust and Turner Investment Partners, Inc. (the "Adviser") are parties to an Investment Advisory Agreement dated February 21, 1992 under which the Adviser receives an annual fee equal to .75% of the average daily net assets of the Growth Portfolio and 1.00% of the average daily net assets of the Small Cap Fund. The Adviser has voluntarily agreed for an indefinite period of time, to waive all or a portion of its fees (and to reimburse the Fund's expenses) in order to limit operating expenses to not more than 1.25% of the average daily net assets of the Small Cap Portfolio. Fee waivers and expense reimbursements are voluntary and may be terminated at any time.

CoreStates Bank, N.A. acts as custodian (the "Custodian") for the Fund. Fees of the Custodian are being paid on the basis of the net assets of the Fund. The Custodian plays no role in determining the investment policies of the Trust or which securities are to be purchased or sold in the Fund.

6. Investment Transactions:

The cost of security purchases and the proceeds from security sales, other than short-term investments, for the year ended October 31, 1995, are as follows:

                                                            TURNER      TURNER
                                                         GROWTH EQUITY SMALL CAP
                                                             FUND        FUND
                                                             (000)       (000)
                                                         ------------- ---------
Purchases
 Government.............................................   $      0     $     0
 Other..................................................    208,628      19,308
Sales
 Government.............................................   $      0     $     0
 Other..................................................    230,975      14,885

At October 31, 1995, the total cost of securities and the net realized gains or losses on securities sold for Federal income tax purposes was not materially different from amounts reported for financial reporting purposes. The aggregate gross unrealized appreciation and depreciation for

NOTES TO FINANCIAL STATEMENTS (concluded)        THE ADVISORS' INNER CIRCLE FUND

October 31, 1995
securities held by the Fund at October 31, 1995, is as follows:

                                                            TURNER      TURNER
                                                         GROWTH EQUITY SMALL CAP
                                                             FUND        FUND
                                                             (000)       (000)
                                                         ------------- ---------
Aggregate gross unrealized appreciation.................    $22,022     $3,254
Aggregate gross unrealized depreciation.................     (1,574)      (250)
                                                            -------     ------
Net unrealized appreciation.............................    $20,448     $3,004
                                                            =======     ======

7. Capital Loss Carryforward

The Turner Growth Equity and Turner Small Cap Funds utilized their entire capital loss carryforward balances $5,523,115 and $26,470, respectively, to reduce realized gains incurred which otherwise would have been distributed.

APPENDIX

The following descriptions are summaries of published ratings.

DESCRIPTION OF CORPORATE BOND RATINGS

Bonds rated AAA have the highest rating S&P assigns to a debt obligation. Such a rating indicates an extremely strong capacity to pay principal and interest. Bonds rated AA by S&P also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and differs from AAA issues only in small degree. Debt rated A by S&P has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

Bonds rated BBB by S&P are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Bonds rated Aaa by Moody's are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged". Interest payments are protected by a large, or an exceptionally stable, margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues. Bonds rated Aa by Moody's are judged by Moody's to be of high quality by all standards. Together with bonds rated Aaa, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than in Aaa securities.

Bonds rated A by Moody's possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future. Debt rated Baa by Moody's is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

Fitch uses plus and minus signs with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the AAA category. Bonds rated AAA by Fitch are considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events. Bonds rated AA by Fitch are considered to be investment grade and of very high credit quality.
The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1+. Bonds rated A by Fitch are considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings. Bonds rated BBB by Fitch are considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

Bonds rated AAA by Duff are judged by Duff to be of the highest credit quality, with negligible risk factors being only slightly more than for risk-free U.S. Treasury debt. Bonds rated AA by Duff are judged by Duff to be of high credit quality with strong protection factors and risk that is modest but that may vary slightly from time to time because of economic conditions. Bonds rated A by Duff are judged by Duff to have average but adequate protection factors. However, risk factors are more variable and greater in periods of economic stress. Bonds rated BBB by Duff are judged by Duff as having below average protection factors but still considered sufficient for prudent investment, with considerable variability in risk during economic cycles.

Obligations rated AAA by IBCA have the lowest expectation of investment risk. Capacity for timely repayment of principal and interest is substantial, such that adverse changes in business, economic or financial conditions are unlikely to increase investment risk significantly. Obligations for which there is a very low expectation of investment risk are rated AA by IBCA. Capacity for timely repayment of principal and interest is substantial. Adverse changes in business, economic or financial conditions may increase investment risk albeit not very significantly. Obligations for which there is a low expectation on investment risk are rated A by IBCA. Capacity for timely repayment of principal and interest is strong, although adverse changes in business, economic or financial conditions may lead to increased investment risk. Obligations for which there is currently a low expectation of investment risk are rated BBB by IBCA. Capacity for timely repayment of principal and interest is adequate, although adverse changes in business, economic or financial conditions are more likely to lead to increased investment risk than for obligations in higher categories.

DESCRIPTION OF COMMERCIAL PAPER RATINGS

Commercial paper rated A by Standard & Poor's Corporation ("S&P") is regarded by S&P as having the greatest capacity for timely payment. Issues rated A are further refined by use of the numbers 1, 1 +, and 2 to indicate the relative degree of safety. Issues rated A-1+ are those with an "overwhelming degree" of credit protection. Those rated A-1, the highest rating category, reflect a "very strong" degree of safety regarding timely payment. Those rated A-2, the second highest rating category, reflect a satisfactory degree of safety regarding timely payment but not as high as A-1.

Commercial paper issues rated Prime-1 or Prime-2 by Moody's Investors Service, Inc. ("Moody's") are judged by Moody's to be of "superior" quality and "strong" quality respectively on the basis of relative repayment capacity.

F-1+ (Exceptionally Strong) is the highest commercial paper rating Fitch assigns; paper rated F-1+ is regarded as having the strongest degree of assurance for timely payment. Paper rated F-1 (Very Strong) reflects an assurance of timely payment only slightly less in degree than paper rated F-1+. The rating F-2 (Good) reflects a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues rated F-1+ or F-1.

The rating Duff-1 is the highest commercial paper rating assigned by Duff.
Paper rated Duff-1 is regarded as having very high certainty of timely payment with excellent liquidity factors which are supported by good fundamental protection factors. Risk factors are minor. Duff has incorporated gradations of 1+ and 1- to assist investors in recognizing quality differences within this highest tier. Paper rated Duff-1+ has the highest certainty of timely payment, with outstanding short-term liquidity and safety just below risk-free U.S. Treasury short-term obligations. Paper rated Duff-1- has high certainty of timely payment with strong liquidity factors which are supported by good fundamental protection factors. Risk factors are very small. Paper rated Duff-2 is regarded as having good certainty of timely payment, good access to capital markets (although ongoing funding may enlarge total financing requirements) and sound liquidity factors and company fundamentals. Risk factors are small.

The designation A1, the highest rating by IBCA, indicates that the obligation is supported by a strong capacity for timely repayment. Those obligations rated A1+ are supported by the highest capacity for timely repayment. Obligations rated A2, the second highest rating, are supported by a satisfactory capacity for timely repayment, although such capacity may be susceptible to adverse changes in business, economic or financial conditions.

Item 27.  Indemnification

     Article VIII of the Agreement of Declaration of Trust filed as Exhibit 1 to the


                          PART C:  OTHER INFORMATION

Item 24.  Financial Statements and Exhibits:

     (a)  Financial Statements

               Not applicable.

     (b)  Additional Exhibits

           1    Agreement and Declaration of Trust of the Registrant, dated
                January 26, 1996, filed herewith.
           2    By-Laws of the Registrant, filed herewith.
          *5    Form of Investment Advisory Agreement between the Registrant and
                Turner Investment Partners, Inc.
          *6    Form of Distribution Agreement between the Registrant and SEI
                Financial Services Company.
          *8    Form of Custodian Agreement between the Registrant and
                CoreStates Bank, N.A.
          *9(a) Form of Administration Agreement between the Registrant and SEI
                Financial Management Corporation.
          *9(b) Form of Transfer Agent Agreement between the Registrant and DST
                Systems, Inc.
          *10   Opinion and Consent of Counsel.
          *11   Opinion and Consent of Independent Public Accountants
          *15   Form of 12b-1 Plan.
          *16   Performance Calculations.
          *18   18f-3 Plan.
           27   Financial Data Schedules, filed herewith.


          * To be filed by amendment


Item 25.  Persons Controlled by or under Common Control with Registrant:

     See the Prospectus and the Statement of Additional Information regarding the Registrant's control relationships. The Administrator is a subsidiary of SEI Corporation, which also controls the distributor of the Registrant, SEI Financial Services Company, other corporations engaged in providing various financial and record keeping services, primarily to bank trust departments, pension plan sponsors, and investment managers.


Item 26.  Number of Holders of Securities:  None

Item 27.  Indemnification:

     Article VIII of the Agreement of Declaration of Trust filed as Exhibit 1 to the Registration Statement is incorporated by reference. Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the Declaration of Trust or otherwise, the Registrant is aware that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act and, therefore, is unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by trustees, directors, officers or controlling persons of the Registrant in connection with the successful defense of any act, suit or proceeding) is asserted by such trustees, directors, officers or controlling persons in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issues.

Item 28.  Business and Other Connections of Investment Adviser:

ADVISER
-------

Turner Investment Partners, Inc. ("Turner") is the investment adviser for the Trust. The principal address of Turner is 1235 Westlakes Drive, Suite 350, Berwyn, PA 19312. Turner is an investment adviser registered under the Advisers Act.

The list required by this Item 28 of officers and directors of Turner, together with information as to any other business profession, vocation or employment of substantial nature engaged in by such officers and directors during the past two years is incorporated by reference to Schedules A and D of Form ADV filed by Turner to the Advisers Act (SEC File No. 801-36220).

Item 29.  Principal Underwriters:

(a) Furnish the name of each investment company (other than the Registrant) for which each principal underwriter currently distributing the securities of the Registrant also acts as a principal underwriter, distributor or investment adviser.

     Registrant's distributor, SEI Financial Services Company ("SFS"), acts as distributor for:

     SEI Daily Income Trust                   July 15, 1982
     SEI Liquid Asset Trust                   November 29, 1982
     SEI Tax Exempt Trust                     December 3, 1982
     SEI Index Funds                          July 10, 1985
     SEI Institutional Managed Trust          January 22, 1987

     SEI International Trust                  August 30, 1988
     Stepstone Funds                          January 30, 1991
     The Compass Capital Group                March 8, 1991
     FFB Lexicon Funds                        October 18, 1991
     The Advisors' Inner Circle Fund          November 14, 1991
     The Pillar Funds                         February 28, 1992
     CUFUND                                   May 1, 1992
     STI Classic Funds                        May 29, 1992
     CoreFunds, Inc.                          October 30, 1992
     First American Funds, Inc.               November 1, 1992
     First American Investment Funds, Inc.    November 1, 1992
     The Arbor Fund                           January 28, 1993
     1784 Funds                               June 1, 1993
     The PBHG Funds, Inc.                     July 16, 1993
     Marquis/(R)/ Funds                       August 17, 1993
     Morgan Grenfell Investment Trust         January 3, 1994
     Inventor Funds, Inc.                     August 1, 1994
     The Achievement Funds Trust              December 27, 1994
     Insurance Investment Products Trust      December 30, 1994
     Bishop Street Funds                      January 27, 1995
     CrestFunds, Inc.                         March 1, 1995
     Conestoga Family of Funds                May 1, 1995
     STI Variable Classic Trust               August 18, 1995
     ARK Funds                                November 1, 1995


     SFS provides numerous financial services to investment managers, pension plan sponsors, and bank trust departments. These services include portfolio evaluation, performance measurement and consulting services ("Funds Evaluation") and automated execution, clearing and settlement of securities transactions ("MarketLink").

(b) Furnish the Information required by the following table with respect to each director, officer or partner of each principal underwriter named in the answer to Item 21 of Part B. Unless otherwise noted, the business address of each director or officer is 680 East Swedesford Road, Wayne, Pennsylvania 19087-1658.


                        Position and Office                                              Positions and Offices
Name                    with Underwriter                                                 with Registrant
----                    ----------------                                                 ---------------
Alfred P. West, Jr.     Director, Chairman & Chief Executive Officer                            --
Henry H. Greer          Director, President & Chief Operating Officer                           --
Carmen V. Romeo         Director, Executive Vice President & Treasurer                       Treasurer
Gilbert L. Beebower     Executive Vice President                                                --
Richard B. Lieb         Executive Vice President                                                --
Charles A. Marsh        Executive Vice President-Capital Resources Division                     --
Leo J. Dolan, Jr.       Senior Vice President                                                   --

                        Position and Office                                              Positions and Offices
Name                    with Underwriter                                                 with Registrant
----                    ----------------                                                 ---------------
Carl A. Guarino         Senior Vice President                                                   --
Jerome Hickey           Senior Vice President                                                   --
David G. Lee            Senior Vice President                                               President
William Madden          Senior Vice President                                                   --
A. Keith McDowell       Senior Vice President                                                   --
Dennis J. McGonigle     Senior Vice President                                                   --
Hartland J. McKeown     Senior Vice President                                                   --
James V. Morris         Senior Vice President                                                   --
Steven Onofrio          Senior Vice President                                                   --
Kevin P. Robins         Senior Vice President,
                        General Counsel & Secretary                                      Vice President &
                                                                                         Assistant Secretary
Robert Wagner           Senior Vice President                                                   --
Patrick K. Walsh        Senior Vice President                                                   --
Kenneth Zimmer          Senior Vice President                                                   --
Robert Crudup           Managing Director                                                       --
Vic Galef               Managing Director                                                       --
Kim Kirk                Managing Director                                                       --
John Krzeminski         Managing Director                                                       --
Carolyn McLaurin        Managing Director                                                       --
Barbara Moore           Managing Director                                                       --
Donald Pepin            Managing Director                                                       --
Mark Samuels            Managing Director                                                       --
Wayne M. Withrow        Managing Director                                                       --
Mick Duncan             Team Leader                                                             --
Robert Ludwig           Team Leader                                                             --
Vicki Malloy            Team Leader                                                             --
Robert Aller            Vice President                                                          --
C. Tony Baker           Vice President                                                          --
Steve Bendinelli        Vice President                                                          --
Cris Brookmyer          Vice President & Controller                                             --
Gordon W. Carpenter     Vice President                                                          --
Robert B. Carroll       Vice President & Assistant Secretary                             Vice President &
                                                                                         Assistant Secretary
Todd B. Cipperman       Vice President & Assistant Secretary
Ed Daly                 Vice President                                                   Vice President &
                                                                                         Assistant Secretary
Jeff Drennen            Vice President                                                          --
Lucinda Duncalfe        Vice President                                                          --
Kathy Heilig            Vice President                                                          --
Larry Hutchison         Vice President                                                          --
Michael Kantor          Vice President                                                          --
Samuel King             Vice President                                                          --
Donald H. Korytowski    Vice President                                                          --
Robert S. Ludwig        Vice President                                                          --
Jack May                Vice President                                                          --
Sandra K. Orlow         Vice President & Assistant Secretary                             Vice President &

                        Position and Office                                              Positions and Offices
Name                    with Underwriter                                                 with Registrant
----                    ----------------                                                 ---------------
                                                                                         Assistant Secretary
Larry Pokora            Vice President                                                          --
Kim Rainey              Vice President                                                          --
Paul Sachs              Vice President                                                          --
Steve Smith             Vice President                                                          --
Daniel Spaventa         Vice President                                                          --
Kathryn L. Stanton      Vice President & Assistant Secretary                             Vice President &
                                                                                         Assistant Secretary
William Zawaski         Vice President                                                          --
James Dougherty         Director of Brokerage Services                                          --

Item 30.  Location of Accounts and Records:

     Books or other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940, and the rules promulgated thereunder, are maintained as follows:

     (a)  With respect to Rules 31a-1(a); 31a-1(b)(1); (2)(a) and (b); (3); (6);
     (8); (12); and 31a-1(d), the required books and records will be maintained at the offices of Registrant's Custodian:

           CoreStates Bank, N.A.
           Broad & Chestnut Streets
           P.O. Box 7618
           Philadelphia, Pennsylvania  19101

     (b)/(c) With respect to Rules 31a-1(a); 31a-1(b)(1),(4); (2)(C) and (D);
     (4); (5); (6); (8); (9); (10); (11); and 31a-1(f), the required books and records are maintained at the offices of Registrant's Administrator:

           SEI Financial Management Corporation
           680 East Swedesford Road
           Wayne, Pennsylvania 19087-1658

     (c) With respect to Rules 31a-1(b)(5), (6), (9) and (10) and 31a-1(f), the required books and records are maintained at the principal offices of the Registrant's Adviser:

       Turner Investment Partners, Inc.
       1235 Westlakes Drive, Suite 350
       Berwyn, Pennsylvania  19312

Item 31.  Management Services:  None.

Item 32.  Undertakings:

      Registrant hereby undertakes that whenever shareholders meeting the requirements of Section 16(c) of the Investment Company Act of 1940 inform the Board of Directors of their desire to communicate with Shareholders of the Corporation, the Directors will inform such Shareholders as to the approximate number of Shareholders of record and the approximate costs of mailing or afford said Shareholders access to a list of Shareholders.

      Registrant hereby undertakes to call a meeting of Shareholders for the purpose of voting upon the question of removal of a Director(s) when requested in writing to do so by the holders of at least 10% of Registrant's outstanding shares and in connection with such meetings to comply with the provisions of
Section 16(c) of the Investment Company Act of 1940.

      Registrant hereby undertakes to file a post-effective amendment, including financial statements which need not be audited, within 4-6 months from the effective date of the Registrant's 1933 Act Registration Statement.

                                  SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, as amended, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Wayne, Commonwealth of Pennsylvania on the 26th day of January, 1996.



                                    TURNER FUNDS

                                    By: /s/ Robert B. Carroll
                                       ----------------------
                                      Robert B. Carroll
                                      President, Chief Financial
                                      Officer and Trustee



Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following person in the capacity on the dates indicated.



By: /s/ Robert B. Carroll      Trustee, President and       January 26, 1996
    ---------------------      Chief Financial Officer

                                 EXHIBIT INDEX



   Name                                                    Exhibit Page
   ----                                                    ------- ----

   Agreement and Declaration of Trust of the               Ex-99.B1
   Registrant, dated January 26, 1996,
   filed herewith.

   By-Laws of the Registrant, filed herewith.              Ex-99.B2

   Financial Data Schedule for the Turner                  Ex-27.1
   Growth Equity Fund

   Financial Data Schedule for the Turner                  Ex-27.2
   Small Capital Equity Fund